--------------------------------------------------------------------------------

                                                                   Exhibit 10.23




                               MERGER AGREEMENT


                                 by and among


                      ANSWERTHINK CONSULTING GROUP, INC.,
                                    (BUYER)


                     ANSWERTHINK ACQUISITION SUB #1, INC.,
                                    (NEWCO)



                           LEGACY TECHNOLOGY, INC.,
                                   (LEGACY)


                                      AND


                          THE SHAREHOLDERS OF LEGACY
                            (COLLECTIVELY, SELLERS)



                          DATED AS OF APRIL 27, 1998


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                        PAGE
1.   Definitions...........................................................................................1

2.   The Merger............................................................................................7
     (a)   The Merger......................................................................................7
     (b)   Effective Time of the Merger....................................................................7
     (c)   Certificate of Incorporation....................................................................8
     (d)   Bylaws..........................................................................................8
     (e)   Directors and Officers of Surviving Corporation.................................................8
     (f)   Effect of the Merger............................................................................8
     (g)   Conversion of Shares............................................................................8
     (h)   Purchase Price..................................................................................9
     (i)   Earned Payout Amount............................................................................9
     (j)   Form and Date of Payment of Earned Payout Amount...............................................10
     (k)   Working Capital Adjustment.....................................................................12
     (l)   Dissenting Shares..............................................................................13
     (m)   The Closing....................................................................................13
     (n)   Deliveries at the Closing......................................................................13
     (o)   Shareholders' Representative...................................................................14

3.   Representations and Warranties Concerning the Transaction............................................15
     (a)   Representations and Warranties of each Seller..................................................15
           (i)      Authorization of Transaction..........................................................15
           (ii)     Noncontravention......................................................................15
           (iii)    Broker's Fees.........................................................................16
           (iv)     Investment............................................................................16
           (v)      Legacy Shares.........................................................................16
           (vi)     Disclosure............................................................................16
     (b)   Representations and Warranties of the Buyer and Newco..........................................17
           (i)      Organization of the Buyer and Newco...................................................17
           (ii)     Authorization of Transaction..........................................................17
           (iii)    Noncontravention......................................................................17
           (iv)     Brokers' Fees.........................................................................17
           (v)      Investment............................................................................18
           (vi)     Buyer's and Newco's Capitalization....................................................18
           (vii)    Disclosure............................................................................18

4.   Representations and Warranties Concerning Legacy.....................................................18

     (a)   Organization, Qualification, and Corporate Power...............................................19
     (b)   Capitalization.................................................................................20
     (c)   Noncontravention...............................................................................20
     (d)   Subsidiaries...................................................................................20
     (e)   Financial Statements...........................................................................20
     (f)   Events Subsequent to the Most Recent Fiscal Year End...........................................21
     (g)   Undisclosed Liabilities........................................................................23
     (h)   Tax Matters....................................................................................23
     (i)   Tangible Assets................................................................................25
     (j)   Owned Real Property............................................................................25
     (k)   Intellectual Property..........................................................................25
     (l)   Real Property Leases...........................................................................26
     (m)   Contracts......................................................................................27
     (n)   Notes and Accounts Receivable..................................................................29
     (o)   Powers of Attorney.............................................................................29
     (p)   Insurance......................................................................................29
     (q)   Litigation.....................................................................................30
     (r)   Employees......................................................................................30
     (s)   Employee Benefits..............................................................................30
     (t)   Guaranties.....................................................................................32
     (u)   Environment, Health, and Safety................................................................32
     (v)   Legal Compliance...............................................................................33
     (w)   Certain Business Relationships with Legacy.....................................................34
     (x)   Brokers' Fees..................................................................................34
     (y)   Disclosure.....................................................................................34

5.   Pre-Closing Covenants................................................................................34
     (a)   General........................................................................................34
     (b)   Notices and Consents...........................................................................34
     (c)   Operation of Business..........................................................................34
     (d)   Preservation of Business.......................................................................35
     (e)   Access.........................................................................................35
     (f)   Notice of Developments.........................................................................35
     (g)   Exclusivity....................................................................................35
     (i)   Cancellation of Options, Bonus Programs and Phantom Stock Plans................................35

6.   Additional Covenants.................................................................................36
     (a)   General........................................................................................36
     (b)   Litigation Support.............................................................................36
     (c)   Transition.....................................................................................36
     (d)   Confidentiality................................................................................37
     (e)   Termination of Bank Facilities; Release of Guaranties..........................................37
     (f)   Monitoring Information.........................................................................37

     (g)   Landlords' Consents............................................................................37
     (h)   Additional Tax Matters.........................................................................37
     (i)   Covenant Not to Compete........................................................................38
     (j)   Conduct During Earned Payout Period............................................................39

7.   Conditions to Obligations to Close...................................................................41
     (a)   Conditions to Obligation of the Buyer..........................................................41
     (b)   Conditions to Obligations of the Sellers.......................................................44


8.   Remedies for Breaches of This Agreement..............................................................45
     (a)   Survival.......................................................................................45
     (b)   Indemnification Provisions for Benefit of the Buyer............................................45
     (c)   Indemnification Provisions for Benefit of the Sellers..........................................48
     (d)   Matters Involving Third Parties................................................................48
     (e)   Exclusive Remedy...............................................................................49
     (f)   Payment; General Right of Offset...............................................................49
     (g)   Other Indemnification Provisions...............................................................49
     (h)   Arbitration with Respect to Certain Indemnification Matters....................................50

9.   Termination..........................................................................................50
     (a)   Termination of Agreement.......................................................................50
     (b)   Effect of Termination..........................................................................51

10.  Miscellaneous........................................................................................51
     (a)   [Reserved].....................................................................................51
     (b)   Press Releases and Announcements...............................................................51
     (c)   No Third-Party Beneficiaries...................................................................51
     (d)   Entire Agreement...............................................................................52
     (e)   Succession and Assignment......................................................................52
     (f)   Facsimile/Counterparts.........................................................................52
     (g)   Descriptive Headings...........................................................................52
     (h)   Notices........................................................................................52
     (i)   Governing Law..................................................................................53
     (j)   Amendments and Waivers.........................................................................54
     (k)   Severability...................................................................................54
     (l)   Expenses.......................................................................................54
     (m)   Construction...................................................................................54
     (n)   Incorporation of Exhibits, Annexes, and Schedules..............................................54
     (o)   Specific Performance...........................................................................54

                                     -iii-

                    LIST OF EXHIBITS, ANNEXES AND SCHEDULES

EXHIBITS

Exhibit A-1    Form of Promissory Note for Cash Equivalent Portion of Purchase
               Price
Exhibit A-2    Form of Promissory Note for Exchange of Buyer's Shares in May,
               2000
Exhibit B      Financial Statements
Exhibit C      Form of Purchase Price Adjustment Agreement
Exhibit D      Form of Pledge Agreement
Exhibit E-1    Form of Employment Agreement with Key Employees
Exhibit E-2    Form of Compliance Agreement
Exhibit F      Form of Stock Option Agreement
Exhibit G      Confidentiality Agreement

ANNEXES AND TABLES

Annex A        Buyer's Audited Financial Statements
Annex I        Determination of Adjusted EBITA of Legacy
Annex II       Exceptions to Representations and Warranties of Sellers
Annex III      Exceptions to Representations and Warranties of Buyer
Annex IV       [RESERVED]
Annex V        Persons to Deliver Employment Agreements
Annex VI       Persons to Deliver Compliance Agreements
Annex VII      Persons to Receive Options

Table I        Sample Calculations of Earned Payout Amount

SCHEDULES

Allocation Schedule
Disclosure Schedule

                               MERGER AGREEMENT

     This MERGER AGREEMENT ("AGREEMENT") is entered into as of the 27th day of April, 1998, by and among ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation (the "BUYER"), ANSWERTHINK ACQUISITION SUB NO. 1, INC., a Massachusetts corporation and wholly owned subsidiary of Buyer ("NEWCO"), LEGACY TECHNOLOGY, INC., a Massachusetts corporation ("LEGACY"), and THE SHAREHOLDERS OF LEGACY LISTED ON THE SIGNATURE PAGE HEREOF (collectively, the "SELLERS"). The Buyer, Newco and the Sellers are referred to herein individually as a "PARTY" and collectively as the "PARTIES." Legacy and Newco are sometimes referred to herein as the "CONSTITUENT CORPORATIONS." If the context so requires, references herein to Legacy shall mean the Surviving Corporation (as hereinafter defined) for periods after the Closing Date.

     The Sellers collectively own all of the outstanding capital stock of Legacy.

     This Agreement contemplates a transaction in which Legacy will merge with and into Newco, with Newco being the surviving corporation, and the shares of capital stock of Legacy being converted into the right to receive the Purchase Price (as hereinafter identified), and the Parties intend such merger transaction to be a tax-free reorganization under Section 368 of the Code (as
                                                  -----------
defined) and intend this Agreement to be a "plan of reorganization" within the meaning of the regulations promulgated under such section of the Code.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

     1.   DEFINITIONS.
          -----------

          "ADJUSTED EBITA OF LEGACY" means adjusted earnings before interest and taxes and goodwill amortization of Legacy during the Earned Payout Period as determined by Annex I attached hereto.
              -------

          "ADVERSE CONSEQUENCES" means all damages from complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations, injunctions, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all reasonable attorneys' fees and court costs.

          "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

          "AFFILIATED GROUP" means any affiliated group within the meaning of Code Sec. 1504 (or any similar group defined under a similar provision of state, local or foreign law).

          "ALLOCABLE PORTION" means with respect to the share of any Seller in a particular amount that fraction equal to the number of Legacy Shares the Seller holds as set forth in the Allocation Schedule over the total number of outstanding Legacy Shares.

          "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms the reasonable basis for any specified consequence.

          "BUYER" has the meaning set forth in the preface above.

          "BUYER'S FINANCIAL STATEMENTS" has the meaning set forth in Section
                                                                      -------
3(b) below.
----

          "BUYER'S SHARES" means the shares of common stock, par value $0.001 per share, of Buyer.

          "CASH PORTION OF THE EARNED PAYOUT AMOUNT" has the meaning set forth in Section 2(j) below.
   ------------

          "CASH EQUIVALENT PORTION OF THE PURCHASE PRICE" has the meaning set forth in Section 2(h) below.
         ------------

          "CLOSING" has the meaning set forth in Section 2(m) below.
                                                 ------------

          "CLOSING DATE" has the meaning set forth in Section 2(m) below.
                                                      ------------

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CONFIDENTIAL INFORMATION" means all confidential information and trade secrets of Legacy including, without limitation, the identity, lists or descriptions of any customers, referral sources or organizations; financial statements, cost reports or other financial information; contract proposals, or bidding information; business plans and training and operations methods and manuals; personnel records; fee structure; and management systems, policies or procedures, including related forms and manuals; provided, that the Confidential Information shall not include information which (i) was or becomes generally available to the public other than as a result of a its disclosure under this Agreement, (ii) was or becomes available to the receiving party on a non-confidential basis from a source other than the Buyer or its advisors without breach of this Agreement provided that such source is not known to such receiving party, to any Seller or to any officer of Legacy to be bound by a confidentiality agreement with Buyer, or otherwise prohibited from transmitting the information to receiving party by a contractual, legal or fiduciary obligation, (iii) was within receiving party's possession prior to its being furnished to such receiving party by or on behalf of Buyer without breach of this Agreement, provided that the source of such information was not bound by a confidentiality agreement with Buyer or Legacy or otherwise prohibited from transmitting the information to the receiving party by a contractual, legal or fiduciary obligation, or (iv) which is required to be and actually is disclosed by operation of law.

          "CONTROLLED GROUP OF CORPORATIONS" has the meaning set forth in Code Sec. 1563.

          "CUSTOMER CONTRACT OR AGREEMENT" means any agreement whereby Legacy provides computer data warehousing and/or related consulting services to a third party during the 1997 or 1998 fiscal years of Legacy.

          "C&L EARNOUT DETERMINATION" shall have the meaning set forth in
Section 2(j)(v) below.
---------------

          "C&L WORKING CAPITAL DETERMINATION" shall have the meaning set forth in Section 2(k) below.
   ------------

          "DEFERRED INTERCOMPANY TRANSACTION" has the meaning set forth in Treas. Reg. (S)1.1502-13.

          "DISCLOSURE SCHEDULE" has the meaning set forth in Section 4 below.
                                                             ---------

          "DOCUMENTATION" has the meaning set forth in Section 4(k) below.
                                                       ------------

          "EARNED PAYOUT AMOUNT" has the meaning set forth in Section 2(i)
                                                              ------------
below.

          "EARNED PAYOUT PERIOD" means the period from May 1, 1998 through April 30, 1999.

          "EARNOUT DISAGREEMENT NOTICE" has the meaning set forth in Section
                                                                     -------
2(j)(v) below.
-------

          "EFFECTIVE TIME" has the meaning set forth in Section 2(b) below.
                                                        ------------

          "EMPLOYEE BENEFIT PLAN" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or Material fringe benefit plan or program.

          "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA Sec. 3(2).

          "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA Sec. 3(1).

          "EQUITABLE EXCEPTIONS" shall have the meaning set forth in Section
                                                                     -------
3(a)(i) below.
-------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "EXTREMELY HAZARDOUS SUBSTANCE" has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

          "FIDUCIARY" has the meaning set forth in ERISA Sec. 3(21).

          "FINANCIAL STATEMENTS" has the meaning set forth in Section 4(e)
                                                              ------------
below.

          "FORFEITED SHARES" has the meaning set forth in Section 2(o) below.
                                                          ------------

          "GAAP" means generally accepted accounting principles, consistently applied, as in effect from time to time.

          "INDEMNIFIED PARTY" has the meaning set forth in Section 8(d) below.
                                                           ------------

          "INDEMNIFYING PARTY" has the meaning set forth in Section 8(d) below.
                                                            ------------

          "INITIAL PUBLIC OFFERING" shall mean the first underwritten public offering of Buyer's common stock, pursuant to an effective registration statement under the Securities Act, with net proceeds to Buyer of not less than $10 million.

          "INTELLECTUAL PROPERTY" means all (a) trademarks, service marks, trade dress, logos, trade names, and corporate names and registrations and applications for registration thereof, (b) copyrights and registrations and applications for registration thereof, (c) computer software, data, and documentation, (d) trade secrets and confidential business information (including formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information), (e) other proprietary rights, and (f) copies and tangible embodiments thereof (in whatever form or medium).

          "KEY EMPLOYEES" has the meaning set forth in Section 7(a)(viii) below.
                                                       ------------------

          "Knowledge" means, with respect to Legacy, actual knowledge after reasonable inquiry by Sellers of the officers of Legacy with responsibility for the matters in question.

          "LEGACY" has the meaning set forth in the preface above.

          "LEGACY'S BUSINESS" means the business of providing consulting services to, writing custom software for, and implementing software in the data warehousing and OLAP (f/k/a DSS, EIS or Business Intelligence) markets.

          "LEGACY OPTIONHOLDERS" means the holders of options for the purchase of Legacy Shares listed on the Allocation Schedule hereto.
                               -------------------

          "LEGACY OPTIONS" means all the agreements between Legacy and those persons listed on the Allocation Schedule hereto related to the issuance of
                      -------------------
Legacy Shares.

          "LEGACY SHARES" means all outstanding shares of the common stock, $0.01 par value per share, of Legacy.

          "LIABILITY" means any liability, debt, obligation, amount or sum due (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due) including any liability for Taxes.

          "LICENSES" has the meaning set forth in Section 4(k) below.
                                                  ------------

          "MATERIAL" has the meaning set forth in Section 4 below.
                                                  ---------

          "MBCL" has the meaning set forth in Section 2(a) below.
                                              ------------

          "MERGER" has the meaning set forth in Section 2(a) below.
                                                ------------

          "MINIMUM WORKING CAPITAL" has the meaning set forth in Section 2(k)
                                                                 ------------
below.

          "MOST RECENT BALANCE SHEET" means the balance sheet contained within the Most Recent Financial Statements.

          "MOST RECENT FINANCIAL STATEMENTS" means the Financial Statements for and as of the Most Recent Fiscal Year End.

          "MOST RECENT FISCAL YEAR END" has the meaning set forth in Section
                                                                     -------
4(e) below.
----

          "MULTIEMPLOYER PLAN" has the meaning set forth in ERISA Sec. 3(37).

          "NET SERVICE REVENUES" means the gross revenue of Legacy as normally calculated on the Financial Statements less the sum of the following: (i) Legacy's cost of subcontractors, (ii) reimbursed expenses, and (iii) the cost of software that is resold by Legacy, all as calculated in accordance with GAAP.

          "NET WORKING CAPITAL OF LEGACY" means total current assets of Legacy less the sum of the following: (i) total current liabilities, (ii) any long-term debt of Legacy, determined in accordance with GAAP, consistently applied and on the accrual method of accounting; and (iii) all cash to accrual tax liabilities incurred by Legacy as a result the transactions contemplated by this Agreement.

          "NEWCO" has the meaning set forth in the preface above.

          "1998 ADJUSTED EBITA PERCENTAGE" means the Adjusted EBITA of Legacy during the Earned Payout Period (prepared on an accrual basis of accounting and in accordance with GAAP) divided by the Net Service Revenues during the Earned Payout Period.

          "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

          "OPTION CANCELLATION AGREEMENT" has the meaning set forth in Section
                                                                       -------
7(a) herein.
----

          "PARTY" has the meaning set forth in the preface above.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "POST IPO EARNOUT SHARES" has the meaning set forth in Section
                                                                 -------
2(j)(ii) below.
--------

          "PRE IPO EARNOUT SHARES" has the meaning set forth in Section
                                                                -------
2(j)(iii) below.
---------

          "PROHIBITED TRANSACTION" has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

          "PURCHASE PRICE" has the meaning set forth in Section 2(h) below.
                                                        ------------

          "PUZZANGHERA" means Paul J. Puzzanghera.

          "REGISTRATION AGREEMENT" means that certain Amended and Restated Registration Rights Agreement dated April 13, 1998 by and among Buyer and certain shareholders of Buyer (including Robert Jordan, John Shlesinger, Scott Smith and Louis Todd) for piggyback registration rights in connection with the Buyer's Shares.

          "REPORTABLE EVENT" has the meaning set forth in ERISA Sec. 4043.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITY INTEREST" means any mortgage, pledge, security interest, encumbrance, charge, or other lien, other than (a) mechanic's, materialmen's and similar liens, (b) liens for Taxes not yet due and payable (or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings), (c) liens arising under workers' compensation, unemployment insurance, social security, retirement, and similar legislation, (d) liens arising in connection with sales of foreign receivables, (e) liens on goods in transit incurred pursuant to documentary letters of credit, (f) purchase money liens and liens securing rental payments under capital lease arrangements, and (g) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

          "SELLERS" has the meaning set forth in the preface above.

                    "SHAREHOLDERS' REPRESENTATIVE" has the meaning set forth in the Section 2(p) below.
    ------------

                    "STOCK PORTION OF THE EARNED PAYOUT AMOUNT" has the meaning set forth in Section 2(j) below.
             ------------

                    "STOCK PORTION OF THE PURCHASE PRICE" has the meaning set forth in Section 2(h) below.
         ------------

                    "SURVIVING CORPORATION" has the meaning set forth in Section
                                                                         -------
2(a) below.
----
                    "SUBSIDIARY" means any corporation with respect to which another specified corporation has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

                    "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

                    "TAX RETURN" means any federal, foreign, state and local governmental tax return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                    "WORKING CAPITAL DISAGREEMENT NOTICE" has the meaning set forth in Section 2(k) below.
         ------------

               2.   THE MERGER.
                    ----------

                    (A)  THE MERGER. At the Effective Time (as defined below),
                         ----------
Legacy shall be merged with and into Newco (the "MERGER") and the separate existence of Legacy shall thereupon cease, and the name of Newco, as the surviving corporation in the Merger (the "SURVIVING CORPORATION"), shall by virtue of the Merger be "Legacy Technology, Inc.", and the Surviving Corporation shall operate as "Legacy Technology, Inc." in the Commonwealth of Massachusetts. The Merger shall have the effects set forth in the Massachusetts Business Corporation Law and Chapter 156B of the Massachusetts General Laws (collectively, the "MBCL").

                    (B)  EFFECTIVE TIME OF THE MERGER. As soon as practicable
                         ----------------------------
after the satisfaction or waiver of the conditions hereinafter set forth, the parties hereto will file with the Secretary of the State of the Commonwealth of Massachusetts a certificate or articles of merger or ownership and other documents (the "MERGER DOCUMENTS"), in such respective forms as required by, and executed in accordance with, the relevant provisions of the MBCL in order to effect the Merger. The Merger shall become effective at such time as the Merger Documents shall have been accepted for filing with the Secretary of the State of the Commonwealth of Massachusetts or such other times and dates as the parties shall agree should be specified in the Merger Documents (the "EFFECTIVE TIME").

                    (C)  CERTIFICATE OF INCORPORATION. The Certificate of
                         ----------------------------
Incorporation of Newco in effect at the time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended as provided thereunder and in the MBCL.

                    (D)  BYLAWS. The Bylaws of Newco in effect at the time of
                         ------
the Merger shall be the Bylaws of the Surviving Corporation until altered, amended or repealed, as provided thereunder and in the Certificate of Incorporation and the MBCL.

                    (E)  DIRECTORS AND OFFICERS OF SURVIVING CORPORATION.
                         -----------------------------------------------

                         (I) The directors of Newco at the Effective Time shall be the directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

                         (II) The officers of Legacy at the Effective Time shall
               be the officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

                    (F)  EFFECT OF THE MERGER. The Merger shall have the effects
                         --------------------
set forth in the MBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchise of the Constituent Corporations shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Constituent Corporations shall become the debts, liabilities and duties of the Surviving Corporation. The purpose of the Surviving Corporation shall be the purposes of Legacy immediately prior to the Merger. The total number of shares which the Surviving Corporation is authorized to issue shall be 100 shares of Common Stock, $.01 par value per share.

                    (G)  CONVERSION OF SHARES. At the Effective Time, by virtue
                         --------------------
of the Merger and without any action on the part of the Sellers:

                         (I) Each Legacy Share issued and outstanding immediately prior to the Effective Time (other than Legacy Shares as to which the holders thereof shall have properly exercised appraisal rights under the MBCL, if any) shall be converted into the right to receive in cash its Allocable Portion of the Purchase Price or as otherwise provided herein.

                         (II) Each Legacy Share held in the treasury of Legacy immediately prior to the Effective Time shall be canceled and retired and cease to exist.

                         (III) Each share of common stock, par value $0.01 per
               share, of Newco issued and outstanding immediately prior to the Effective Time shall be converted into and exchangeable for one share of common stock, par value $0.01 per share, of the Surviving Corporation ("SURVIVING CORPORATION COMMON STOCK").

                    (H)  PURCHASE PRICE.  The purchase price for Legacy Shares
                         --------------
shall be composed of the Cash Equivalent Portion of the Purchase Price, the Stock Portion of the Purchase Price and the Earned Payout Amount. The Buyer agrees to pay to the Sellers at the Closing the sum of $2,770,000 (to be reduced dollar for dollar by the sum of the payments made by Legacy to cancel and exchange the stock options described in Section 5(i)) in promissory notes (the "CASH EQUIVALENT PORTION OF THE PURCHASE PRICE") and 538,333 Buyer's Shares valued at $6.00 per share (the "STOCK PORTION OF THE PURCHASE PRICE") in exchange for the Legacy Shares. The Cash Equivalent Portion of the Purchase Price shall be issued by Buyer and payable to Sellers at the Closing by delivery of promissory notes in the form of and pursuant to the terms of Exhibit A-1 attached hereto in the amounts set forth on the Allocation Schedule; provided,
                                                -------------------
however, that each Seller enters into a Purchase Price Adjustment Agreement in the form attached hereto as Exhibit C. The Stock Portion of the Purchase Price shall be issued by Buyer to Sellers at the Closing by the delivery of Buyer's Shares in accordance with the Allocation Schedule; provided, that each Seller
                              -------------------
enters into a Stock Pledge Agreement in the form attached hereto as Exhibit D
                                                                    ---------
hereto. The sum of the Cash Equivalent Portion of the Purchase Price, the Stock Portion of the Purchase Price and the Earned Payout Amount shall be referred to as the "PURCHASE PRICE." Each of (i) the Cash Equivalent Portion of the Purchase Price and (ii) the Stock Portion of the Purchase Price shall be allocated among Sellers as set forth on the Allocation Schedule. If, but only if, an Initial
                            -------------------
Public Offering is not completed on or before May 1, 2000, each of the Buyer's Shares issued as the Stock Portion of the Purchase Price (whether or not such Buyer's Shares are pledged in accordance with the Pledge Agreement) will be exchangeable, at the holder's option, into a promissory note, the face amount of which shall be equal to the number of Buyer's Shares exchanged by such holder multiplied by 6.0 and such note shall be issued in the form of the promissory note attached hereto as Exhibit A-2; provided, that such election to exchange
                        -----------
must be made no later than May 15, 2000 and Buyer shall effect such exchange promptly after such election; provided, further that, if at the time of such exchange, any Buyer's Shares are pledged as collateral pursuant to Seller's Purchase Price Adjustment Agreement in the form attached hereto as Exhibit C the
                                                                   ---------
required portion of such note shall continue to be held as Pledged Collateral under his Purchase Price Adjustment Agreement and under his Pledge Agreement in the form attached hereto as Exhibit D.
                            ---------

                    (I)  EARNED PAYOUT AMOUNT. In addition to the Cash
                         --------------------
Equivalent Portion of the Purchase Price and the Stock Portion of the Purchase Price, the Buyer agrees to pay to the Sellers an amount (the "EARNED PAYOUT AMOUNT") equal to the product of (A) the amount, if any, by which the Net Service Revenues during the Earned Payout Period exceed $7,500,000 up to a maximum excess amount of $1,250,000 and (B) the lesser of (i) 1 and (ii) the product of (x) the 1998 Adjusted EBITA Percentage minus 0.135 and (y) 25; provided, however, that in no event will the Earned Payout Amount be less than 0. Table 1 attached hereto includes sample
                              -------
calculations of Earned Payout Amounts.

                    (J)  FORM AND DATE OF PAYMENT OF EARNED PAYOUT AMOUNT. The
                         ------------------------------------------------
Earned Payout Amount, if any, shall be payable in the aggregate as follows: (i) 50% of the Earned Payout Amount in cash (the "CASH PORTION OF THE EARNED PAYOUT AMOUNT") and (ii) 50% of the Earned Payout Amount in Buyer's Shares, as determined hereinafter (the "STOCK PORTION OF THE EARNED PAYOUT AMOUNT").

                         (I)   CASH PORTION OF EARNOUT. The Cash Portion of the
                               -----------------------
               Earned Payout Amount, if any, shall be payable (pro rata in accordance with the percentages set forth on the Allocation
                                                                ----------
               Schedule) to the Sellers; provided, however, that each Seller
               --------
               enters into a Purchase Price Adjustment Agreement in the form set forth as Exhibit C attached hereto. The Cash Portion of the
                        ---------
               Earned Payout Amount shall be paid by wire transfer or other delivery of immediately available funds within forty-five (45) days following the expiration of the Earned Payout Period to an account or accounts designated by Sellers.

                         (II)  STOCK PORTION OF EARNOUT IF IPO PRIOR TO THE
                               --------------------------------------------
               EXPIRATION OF THE EARNED PAYOUT PERIOD. If the Initial Public
               --------------------------------------
               Offering is completed on or before the expiration of the Earned Payout Period, the Stock Portion of the Earned Payout Amount, if any, will automatically be issued (pro rata in accordance with the percentages set forth on the Allocation Schedule) to the
                                                -------------------
               Sellers, by the delivery to each such Seller of Buyer's Shares as calculated in this Section 2(j)(ii) ("POST IPO EARNOUT SHARES").
                                  ----------------
               The aggregate number of Post IPO Earnout Shares under this
               Section 2(j)(ii) will be equal to the Stock Portion of the Earned
               ----------------
               Payout Amount divided by the average closing price of the Buyer's common stock as listed on the NASDAQ National Market System for the period beginning on the later of (A) the closing of the Initial Public Offering or (B) February 1, 1999 and ending on the last day of the Earned Payout Period. The Post IPO Earnout Shares shall be issued (pro rata in accordance with the percentages set forth on the Allocation Schedule) to the Sellers (as rounded up
                            -------------------
               or down to the nearest whole number); provided, that each Seller receiving Post IPO Earnout Shares must enter into a Stock Pledge Agreement in the form attached hereto Exhibit D.
                                                     ---------

                         (III) STOCK PORTION OF EARNOUT IF NO IPO PRIOR TO THE
                               -----------------------------------------------
               EXPIRATION OF THE EARNED PAYOUT PERIOD.  If the Initial Public
               --------------------------------------
               Offering is not completed on or before the expiration of the Earned Payout Period, the Stock Portion of the Earned Payout Amount, if any, will be issued (pro rata in accordance with the percentages set forth on the Allocation Schedule) to the Sellers,
                                            -------------------
               by the delivery to each such Seller of Buyer's Shares as calculated in this

               Section 2(j)(iii) ("PRE IPO EARNOUT SHARES"). The Sellers to
               -----------------
               receive Pre IPO Earnout Shares will receive that number of Buyer's Shares equal to his or her percentage share of the Stock Portion of the Earned Payout Amount (as determined in accordance with the percentages set forth on the Allocation Schedule)
                                                     -------------------
               divided by $6.00 (rounded up or down to the nearest whole number); provided, that each Seller receiving Pre IPO Earnout Shares must enter into a Stock Pledge Agreement with the Buyer in the form attached hereto as Exhibit D.
                                           ---------

                         (IV)  PAYOUT. The Stock Portion of the Earned Payout
                               ------
               Amount shall be payable by the delivery of the certificates representing such shares calculated in accordance with this
               Section 2(j)(iii) to the Sellers on or before sixty (60) days
               -----------------
               following the expiration of the Earned Payout Period, subject to
               Section 2(j)(v) below.
               ---------------

                         (V)   DETERMINATION.  The Earned Payout Amount shall be
                               -------------
               determined by Coopers & Lybrand, L.L.P. in accordance with the terms of this Agreement and Annex I hereto which determination
                                           -------
               (the "C&L EARNOUT DETERMINATION") shall be submitted in writing to the Buyer and the Sellers not later than sixty (60) days after the expiration of the Earned Payout Period. If, within five (5) business days after receipt of the C&L Earnout Determination and reasonably requested basic support information (which Buyer hereby agrees to use its best efforts to cause Coopers & Lybrand, L.L.P. to promptly provide), Shareholders' Representative delivers written notice to the Buyer that Sellers disagree with the C&L Earnout Determination (an "EARNOUT DISAGREEMENT NOTICE"), then Buyer and Shareholders' Representative shall attempt in good faith to mutually determine the correct amount of the Earned Payout Amount within five (5) business days after Shareholders' Representative delivers the Earnout Disagreement Notice to the Buyer. If Buyer and Shareholders' Representative cannot in good faith mutually determine the amount of the Earned Payout Amount within such period, then Shareholders' Representative shall have ten (10) days following their receipt of the C&L Earnout Determination to object in good faith to the Earned Payout Amount, in which event the item or items in dispute shall be resolved by Deloitte & Touche, as combined from time to time; provided that neither Buyer nor any Seller has any direct or indirect conflict or relationship with Deloitte & Touche, in which case such dispute shall be resolved by Ernst & Young, as combined from time to time; provided that neither Buyer nor any Seller has any direct or indirect conflict or relationship with Ernst & Young, in which case such dispute shall be resolved by another "Big Six" accounting firm, as combined from time to time, mutually acceptable to Buyer and Puzzanghera on behalf of Sellers. The determination made by the applicable "Big Six" accounting firm" (whether Deloitte & Touche, Ernst & Young or another accounting firm) shall be conclusive and binding on the Parties with respect to such disputed items(s). Any adjustment in the Earned Payout Amount determined by such accounting firm shall be made within ten (10) days following such resolution. The cost of such other accounting firm shall be borne as follows: (i) if the review of such other accounting firm would result in an increase in the Earned Payout Amount of more than $5,000, then Buyer shall bear such cost; or (ii) if the review of such other accounting firm would result in an increase in the Earned Payout Amount of $5,000 or less, in no change to the Earned Payout Amount, or in a decrease in the Earned Payout Amount, then Sellers shall bear such cost.

                    (K)  WORKING CAPITAL ADJUSTMENT. The Cash Equivalent Portion
                         --------------------------
of the Purchase Price shall be adjusted downward on a dollar-for-dollar basis by the amount by which the Net Working Capital of Legacy as of the Closing Date (plus the aggregate severance amounts specifically set forth on Section 4(f) of
 ----                                                           ------------
the Disclosure Schedule up to a maximum of $135,000) is less than $100,000 (the "MINIMUM WORKING CAPITAL"). At the Closing Date, the Sellers shall use their best estimate of the Net Working Capital and such Net Working Capital of Legacy as of the Closing Date shall be determined subsequent to the Closing by Coopers & Lybrand, L.L.P. in accordance with the terms of this Agreement (at the expense of the Buyer), which determination (the "C&L WORKING CAPITAL DETERMINATION") shall be submitted in writing to the Buyer and the Sellers not later than sixty
(60) days after the Closing. Unless Puzzanghera on behalf of all Sellers objects in writing to the C&L Working Capital Determination within five business days of the receipt of such determination, the C&L Working Capital Determination shall be final, conclusive and binding on the Parties. If no objection is made, Sellers shall pay to Buyer either (i) by wire transfer to Buyer, or (ii) at Seller's option if the promissory notes representing the Cash Equivalent Portion of the Purchase Price have not been paid off, reduce such promissory notes, the amount, if any, by which the amount of the C&L Working Capital Determination is less than the Minimum Working Capital within ten (10) days after the C&L Working Capital Determination. If Shareholders' Representative makes an objection to the C&L Working Capital Determination then Shareholders' Representative must deliver written notice to the Buyer that Sellers disagree with the C&L Working Capital Determination (an "WORKING CAPITAL DISAGREEMENT NOTICE"), then Buyer and Shareholders' Representative shall attempt in good faith to mutually determine the correct amount of the Net Working Capital as of the Closing Date within five
(5) business days after Shareholders' Representative delivers the Working Capital Disagreement Notice to the Buyer. If Buyer and Shareholders' Representative cannot in good faith mutually determine the amount of the Net Working Capital as of the Closing Date within such period, then Shareholders' Representative shall have ten (10) days following their receipt of the C&L Working Capital Determination to object in good faith to the Net Working Capital as of the Closing Date, in which event the item or items in dispute shall be resolved by Deloitte & Touche, as combined from time to time; provided that neither Buyer nor any Seller has any direct or indirect conflict or relationship with Deloitte & Touche, in which case such dispute shall be resolved by Ernst & Young, as combined from time to time; provided that neither Buyer nor any Seller has any direct or indirect conflict or relationship with Ernst & Young, in which case such dispute shall be resolved by another "Big Six" accounting firm, as combined from time to time, mutually acceptable to Buyer and Puzzanghera on behalf of Sellers. The determination made by the applicable "Big Six accounting firm" (whether Deloitte & Touche, Ernst & Young or another accounting firm) shall be conclusive and binding on the Parties with respect to such disputed items(s). Any adjustment in the Net Working Capital as of the Closing Date determined by such other accounting firm shall be made within ten (10) days following such resolution. The cost of such other accounting firm shall be borne as follows: (i) if the review of such other accounting firm would result in an increase in the Net Working Capital as of the Closing Date of more than $5,000, then Buyer shall bear such cost; or (ii) if the review of such other accounting firm would result in an increase in the Net Working Capital as of the Closing Date of $5,000 or less, in no change to the Net Working Capital as of the Closing Date, or in a decrease in the Net Working Capital as of the Closing Date, then Sellers shall bear such cost.

                    (L)  DISSENTING SHARES. Notwithstanding anything in this
                         -----------------
Agreement to the contrary, Legacy Shares which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who have not voted such Legacy Shares in favor of the Merger and who shall have delivered a written demand for appraisal of such Shares in the manner provided in the MBCL (the "DISSENTING SHARES") shall not be converted into or be exchangeable for the right to receive the cash consideration provided above, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to appraisal and payment under the MBCL. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his Legacy Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the cash consideration provided herein.

                    (M)  THE CLOSING. The closing of the transactions
                         -----------
contemplated by this Agreement (the "CLOSING") shall take place at the offices of Hogan & Hartson, LLP in Washington, D.C. commencing at 9:00 a.m. local time on April 30, 1998 or on the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby, or such other date as the Buyer and the Sellers may mutually determine (the "CLOSING DATE"); provided, however, that the Closing Date shall be no later than May 15, 1998.

                    (N)  DELIVERIES AT THE CLOSING. At the Closing, (A) the
                         -------------------------
Sellers will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 7(a) below, (B) the Buyer will deliver to the
                         ------------
Sellers the various certificates, instruments, and documents referred to in
Section 7(b) below, (C) the Sellers will deliver to the Buyer stock certificates
------------
representing all of the Legacy Shares, endorsed in blank or accompanied by duly executed assignment documents, and (D) the Buyer will deliver to the Sellers the consideration specified in Section 2(h) above as may be adjusted after the
                           ------------
Closing pursuant to Section 2(k) above.
                    ------------

                    (O)  POST-CLOSING ADJUSTMENT. If, but only if, the Initial
                         -----------------------
Public Offering is completed on or before December 31, 1998, the Sellers shall forfeit to Buyer (pro rata in accordance with the percentages set forth on the Allocation Schedule) the number of Buyer's Shares (collectively, the "FORFEITED
--------------------
SHARES") equal to (i) 538,333 less (ii) the quotient of (A) $3,230,000 divided by (B) the price of the Buyer's Shares at the closing of the Initial Public

Offering; provided, however, that the number of Forfeited Shares shall not exceed 158,300 in the aggregate. The Sellers agree to execute such other certificates, instruments and documents as reasonably requested by the Buyer to effect the transfer of the Forfeited Shares hereunder. All forfeitures under this Section 2(o) shall be treated as a reduction to the Purchase Price.
     ------------

                    (P)  SHAREHOLDERS' REPRESENTATIVE.
                         ----------------------------

                         (I) In order to administer efficiently (A) the implementation of the Agreement by the Sellers, (B) the waiver of any condition to the obligations of the Sellers to consummate the transactions contemplated hereby, and (C) the settlement of any dispute with respect to the Agreement, the Sellers hereby designate Puzzanghera as their representative (the "SHAREHOLDERS' REPRESENTATIVE").

                         (II) The Sellers hereby authorize the Shareholders' Representative (A) to take all action necessary in connection with the implementation of the Agreement on behalf of the Sellers, the waiver of any condition to the obligations of the Sellers to consummate the transactions contemplated hereby, or the settlement of any dispute, (B) to give and receive all notices required to be given under the Agreement and (C) to take any and all additional action as is contemplated to be taken by or on behalf of the Sellers by the terms of this Agreement.

                         (III) In the event that the Shareholders'
               Representative dies, becomes legally incapacitated or resigns from such position, Wallace McKenzie shall fill such vacancy and shall be deemed to be the Shareholders' Representative for all purposes of this Agreement; however, no change in the Shareholders' Representative shall be effective until Buyer is given notice of it by the Sellers.

                         (IV) All decisions and actions by the Shareholders' Representative shall be binding upon all of the Sellers, and no Seller shall have the right to object, dissent, protest or otherwise contest the same, in the absence of fraud, gross negligence or willful misconduct of the Shareholders' Representative.

                         (V) By their execution of this Agreement, the Sellers agree that: (A) Buyer shall be able to rely conclusively on the instructions and decisions of the Shareholders' Representative as to any actions required or permitted to be taken by the Sellers or the Shareholders' Representative hereunder, and no party hereunder shall have any cause of action against Buyer for action taken by Buyer in reliance upon the instructions or decisions of the Shareholders' Representative; (B) all actions, decisions and instructions of the Shareholders' Representative shall be conclusive and binding upon all of the Sellers; no Seller shall have any cause of action against Buyer or Legacy for any action taken or omitted to be taken, decision made or omitted to be made or any instruction given or omitted to be given by the Shareholders' Representative; and no Seller shall have any cause of action against the Shareholders' Representative for any action taken, decision made or instruction given by the Shareholders' Representative under this Agreement, except for fraud, gross negligence or willful breach of this Agreement by the Shareholders' Representative; (C) the Shareholders' Representative shall be deemed to fulfill any fiduciary obligation to the Sellers so long as no Seller is adversely affected by any action or failure to act of the Shareholders' Representative in a disproportionate measure compared to any other Seller; (D) the provisions of this Section 2(p) are
                                                        ------------
               independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, granted by the Sellers to the Shareholders' Representative and shall be binding upon the executors, heirs, legal representatives and successors of each Seller; and (E) All fees and expenses incurred by the Shareholders' Representative as such shall be paid by the Sellers.

               3.   REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.
                    ---------------------------------------------------------

                    (A)  REPRESENTATIONS AND WARRANTIES OF EACH SELLER. Each
                         ---------------------------------------------
Seller represents and warrants to the Buyer as follows as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 3(a)):
-------------

                         (I)   AUTHORIZATION OF TRANSACTION. The Seller has full
                               ----------------------------
               power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions, except that (A) such enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws, decisions or equitable principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights or debtors' obligations generally or non-competition arrangements, and to general equity principles, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought (the terms of clause (A) and (B) are sometimes collectively referred to as the "EQUITABLE EXCEPTIONS"). The Seller for himself personally need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement (other than as provided for in Article 2 of this Agreement).
                                       ---------

                         (II)  NONCONTRAVENTION.  Neither the execution and the
                               ----------------
               delivery of this Agreement by the Seller, nor the consummation of the transactions contemplated hereby by the Seller, will (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject, except as would not have a Material adverse effect on Legacy or the transactions contemplated by this Agreement or (B) except as set forth in Annex II, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any part the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject and which has a Material adverse effect on Legacy.

                         (III) BROKER'S FEES. Seller has no Liability or
                               -------------
               obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

                         (IV)  INVESTMENT. Seller is acquiring Buyer's Shares
                               ----------
               for his own account, with no present intention of distributing or reselling such shares or any part thereof, and that he is prepared to bear the economic risk of retaining the Buyer's Shares for an indefinite period, all without prejudice, however, to his right at any time, in accordance with this Agreement and the transactions contemplated hereby, lawfully to sell or otherwise dispose of all or any part of the Buyer's Shares held by him. The Seller also represents and warrants that he is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that he has had the opportunity to ask questions of the Buyer's management with respect to his investment. The Seller agrees that if, and to the extent, he elects to sell the Buyer's Shares, he will do so in compliance with the provisions and requirements of the Securities Act and applicable state securities laws.

                         (V)   LEGACY SHARES. The Seller holds of record and
                               -------------
               owns beneficially the number of Legacy Shares set forth next to its name in Section 4(b) of the Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), claims, Taxes, Security Interests, options, warrants, rights, contracts, calls, commitments, equities, and demands. The Seller is not a party to (or has otherwise waived all rights under) any option, warrant, right, contract, call, put, or other agreement or commitment providing for the disposition or acquisition of any capital stock of Legacy (other than this Agreement). Except as set forth on Annex II, The Seller is not a party to (or has
                            --------
               otherwise terminated) any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Legacy.

                         (VI)  DISCLOSURE.  The representations and warranties
                               ----------
               regarding the Seller contained in this Section 3(a) as amended, modified and/or supplemented by ANNEX II do not contain any untrue statement of a fact
                          --------
          or omit to state any Material fact necessary in order to make the statements and information contained in this SECTION 3(A) not
                                                       ------------
          misleading.

               (B)  REPRESENTATIONS AND WARRANTIES OF THE BUYER AND NEWCO. The
                    -----------------------------------------------------
Buyer and Newco represent and warrant to the Sellers that the statements contained in this SECTION 3(B) are correct and complete as of the date of this
                  ------------
Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this SECTION 3(B)), except as set forth in ANNEX III
                          -------------                         ---------
attached hereto.

                    (I)   ORGANIZATION OF THE BUYER AND NEWCO. Each of the Buyer
                          -----------------------------------
          and Newco is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Buyer is not in default under or in violation of any provision of its charter or bylaws.

                    (II)  AUTHORIZATION OF TRANSACTION. Each of the Buyer and
                          ----------------------------
          Newco has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Buyer and Newco. This Agreement constitutes the valid and legally binding obligation of the Buyer and Newco, enforceable in accordance with its terms and conditions except for the Equitable Exceptions. Neither the Buyer nor Newco needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement (other than as provided for in ARTICLE 2 of this Agreement).

                    (III) NONCONTRAVENTION. Neither the execution and the
                          ----------------
          delivery of this Agreement by the Buyer, nor the consummation of the transactions contemplated hereby by the Buyer, will (A) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws, except as would not have a Material adverse effect on Buyer or the transactions contemplated by this Agreement or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject and which has a Material adverse effect on Buyer.

                    (IV) BROKERS' FEES. The Buyer has no Liability or obligation
                         -------------
          to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Sellers could become liable or obligated.

                    (V)  INVESTMENT. The Buyer is acquiring the Legacy Shares
                         ----------
          for its own account, with no present intention of distributing or reselling such shares or any part thereof (except for the Merger), and that it is prepared to bear the economic risk of retaining the Legacy Shares for an indefinite period, all without prejudice, however, to its right at any time, in accordance with this Agreement and the transactions contemplated hereby, lawfully to sell or otherwise dispose of all or any part of the Legacy held by it.

                    (VI)  BUYER'S AND NEWCO'S CAPITALIZATION. The authorized
                          ----------------------------------
          capital stock of Buyer consists of (a) 100,000,000 shares of common stock, of which 46,400,083.88 shares are issued and outstanding; (b) 7,200,000 shares of the Class A preferred stock, of which 3,546,732 shares are issued and outstanding; and (c) 100,000 shares of the Class B preferred stock, of which 33,333 shares are issued and outstanding. All of the issued and outstanding Buyer's Shares have been duly authorized, are validly issued, fully paid, and nonassessable. The authorized capital stock of Newco consists of 1,000 shares of common stock, of which 100 shares are issued and outstanding. All of the issued and outstanding shares of Newco capital stock have been authorized, are validly issued, fully paid and nonassessable, and are held of record by Buyer.

                    (VII) BUYER'S FINANCIAL STATEMENTS. Attached hereto as ANNEX
                          ----------------------------                     -----
          A are the following financial statements of Buyer: audited
          -
          consolidated balance sheet and the related consolidated statements of operations, stockholders' equity, and cash flows as of and for the period beginning April 23, 1997 (date of inception) and ending (and through) January 2, 1998 (the "BUYER'S FINANCIAL STATEMENTS"). The Buyer's Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period covered thereby and fairly present the financial condition of Buyer as of such dates, and are consistent with the books and records of Buyer (which books and records are correct and complete). Since January 2, 1998, except as set forth on ANNEX III or the notes to the Buyer's Financial Statements, there has not been any Material adverse change in the assets, Liabilities, business, financial condition, operations, or results of operations of Buyer.

                    (VIII) DISCLOSURE. The representations and warranties
                           ----------
          contained in this SECTION 3(B) as amended, modified and/or
                            ------------
          supplemented by ANNEX III, and/or ANNEX A do not contain any untrue
                                            -------
          statement of a fact or omit to state any Material fact necessary in order to make the statements and information contained in this SECTION
                                                                         -------
          3(B) not misleading.
          ----

          4.   REPRESENTATIONS AND WARRANTIES CONCERNING LEGACY. The Sellers
               ------------------------------------------------
jointly and severally represent and warrant to the Buyer that, subject to the specific qualifications and limitations set forth herein, the statements contained in this SECTION 4 are
                                                                   ---------
correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this SECTION 4),
                                                                     ---------
except as set forth in the Disclosure Schedule delivered by the Sellers to the Buyer on the date hereof (or on a later date as provided in SECTION 5(I)) (the
                                                            -------------
"DISCLOSURE SCHEDULE"). The Disclosure Schedule may be updated (after their delivery and acceptance) one or more times prior to the Closing Date. Any updated Disclosure Schedule shall be delivered at or before the Closing. In the event any such updated Disclosure Schedule indicates a material adverse change in Legacy from information previously provided to the Buyer, Buyer shall be entitled to terminate this Agreement (without any liability whatsoever to Legacy) by written notice delivered to Legacy following receipt of such updated Disclosure Schedule. An event or matter that causes any representation or warranty contained in this Section to be inaccurate, incorrect or false will not be deemed to be "MATERIAL," to have a "MATERIAL" change in or in respect of, to have a "MATERIAL" adverse effect or to be "MATERIALLY" affected unless the loss to Legacy with respect to such event or matter, when taken together with all other related losses exceeds or will exceed $45,000 in the aggregate or unless such event or matter constitutes a criminal violation of law. For purposes of this paragraph, the word "loss" shall mean any and all direct or indirect payments, obligations, assessments, losses, losses of income, liabilities, costs and expenses paid or incurred or to be paid or incurred; provided, however, that losses shall be net of any insurance proceeds entitled to be received from a nonaffiliated insurance company on account of such loss (after taking into account any cost incurred in obtaining such proceeds or any increases in insurance premiums as a direct result thereof). A Customer Contract or Agreement is "Material" if during either calendar year 1997 or 1998 such Customer Contract or Agreement produced or is expected to produce $50,000 of Net Service Revenues. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with reasonable particularity (unless the specific context allows otherwise). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this SECTION 4.
                  ---------

                    (A) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Legacy is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Except as disclosed in
SECTION 4(A) of the Disclosure Schedule, Legacy is duly authorized to conduct business and is in good standing under the laws of the States of Michigan, New Jersey and Wisconsin, which are the only jurisdictions in which the nature of its businesses or the ownership or leasing of its properties requires such qualification except where the failure to qualify would not have a Material adverse effect. Legacy has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. SECTION 4(a) of the Disclosure Schedule lists the directors and officers of Legacy. The Sellers have delivered to the Buyer correct and complete copies of the charter and bylaws of Legacy (as amended to date). The minute books containing the records of meetings and/or resolutions of the stockholders, the board of directors, and any committees of the board of directors, the stock certificate books and the stock record books of Legacy are correct and complete in all material respects. Legacy is not in default under or in violation of any provision of its charter or bylaws.

                    (B)  CAPITALIZATION. The entire authorized capital stock of
                         --------------
Legacy consists of 200,000 shares of capital stock, 106,800 of which are issued and outstanding and no Legacy Shares are held in treasury. All of the issued and outstanding Legacy Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Sellers except as set forth in SECTION 4(B)-1 of the Disclosure Schedule. Except as set forth in
         --------------
SECTION 4(B)-2 of the Disclosure Schedule, there are no outstanding or
--------------
authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights, or other agreements or commitments to which Legacy is a party or which are binding upon Legacy providing for the issuance, disposition, or acquisition of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, or similar rights with respect to Legacy. There are no voting trusts, proxies, or any other agreements or understandings with respect to the voting of the capital stock of Legacy.

                    (C)  NONCONTRAVENTION. Neither the execution and the
                         ----------------
delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Legacy is subject or any provision of the charter or bylaws of Legacy, except to the extent any such violation does not result in a Material adverse effect on Legacy, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest, or other arrangement to which Legacy is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except to the extent any such conflict or breach does not result in a Material adverse effect on Legacy. Legacy does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

                    (D)  SUBSIDIARIES. Legacy has no Subsidiaries.
                         ------------

                    (E)  FINANCIAL STATEMENTS. Attached hereto as EXHIBIT B are
                         --------------------                     ---------
the following financial statements (collectively the "FINANCIAL STATEMENTS"): unaudited balance sheet and statement of income, changes in stockholder's equity, and cash flow as of and for the fiscal year ended December 31, 1996 and unaudited balance sheet and statement of income, changes in stockholder's equity, and cash flow as of and for the fiscal year ended December 31, 1997 (the "MOST RECENT FISCAL YEAR END") and an unaudited balance sheet and statement of income, changes in stockholder's equity, and cash flow as of and for the two (2) month period ended February 28, 1998 for Legacy. Except as set forth on SECTION
                                                                        -------
4(E) of the Disclosure Schedule, the Financial Statements have been prepared in
----
accordance with GAAP applied on a consistent basis throughout the periods covered thereby, are correct and complete, fairly present the financial condition of Legacy as of such dates, and are consistent with the books and records of Legacy (which books and records are correct and complete).

                    (F)  EVENTS SUBSEQUENT TO THE MOST RECENT FISCAL YEAR END.
                         ----------------------------------------------------
Since Legacy's Most Recent Fiscal Year End, except as set forth on the Disclosure Schedule, there has not been any Material adverse change in the assets, Liabilities, business, financial condition, operations, results of operations, or future prospects of Legacy. Without limiting the generality of the foregoing since that date except as set forth on the Disclosure Schedule:

                         (I) Legacy has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

                         (II) Legacy has not entered into any contract, lease, sublease, license or sublicense (or series or related contracts, leases, subleases, licenses and sublicenses) either involving more than $35,000 or outside the Ordinary Course of Business;

                         (III) Legacy has not accelerated, terminated, modified, or canceled any contract, lease, sublease, license or sublicense (or series of related contracts, leases, subleases, licenses and sublicenses) involving more than $25,000 to which Legacy is a party or by which it is bound;

                         (IV)   no party has notified Legacy of any
               acceleration, termination modification or cancellation of any outstanding Material Customer Contract or any contract, agreement, lease, sublease, license or sublicense (or series of related contracts, leases, subleases, licenses and sublicenses), other than any employment or consulting agreements entered into in the Ordinary Course of Business, involving more than $25,000 to which a Legacy is a party or by which it is bound;

                         (V) Legacy has not imposed any Security Interest upon any of its Material assets, tangible or intangible;

                         (VI) Legacy has not made any capital expenditure (or series of related capital expenditures) either involving more than $25,000 individually or $35,000 in the aggregate, or outside the Ordinary Course of Business;

                         (VII) Legacy has not made any capital investment in, any loan to, or any acquisition of the securities or assets of any other person (or series of related capital investments, loans, and acquisitions) involving more than $50,000 in the aggregate;

                         (VIII) Legacy has not created, incurred, assumed, or
               guaranteed any indebtedness (including capitalized lease obligations) involving more than

               $30,000 individually or in the aggregate or outside the Ordinary Course of Business;

                         (IX) Legacy has not delayed or postponed (beyond its normal practice) the payment of any accounts payable in excess of $3,750, individually or in the aggregate, and other Liabilities;

                         (X) Legacy has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $25,000 or outside the Ordinary Course of Business;

                         (XI) Legacy has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

                         (XII) there has been no change made or authorized in the charter or bylaws of Legacy, other than in connection with this Agreement and the transactions contemplated hereby;

                         (XIII) Legacy has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion or exercise) any of its capital stock;

                         (XIV) Legacy has not declared, set aside, or paid any dividend or distribution with respect to its capital stock nor redeemed, purchased, or otherwise acquired any of its capital stock;

                         (XV) Legacy has not made any consulting or other payment to the Sellers;

                         (XVI) Legacy has not experienced any damage, destruction or loss involving more than $35,000 (whether or not covered by insurance) to its property;

                         (XVII) Legacy has not made any loan to, or entered into any other transaction with, any of its officers, directors or employees (who are not Sellers) outside the Ordinary Course of Business giving rise to any claim or right on its part against the person or on the part of the person against it;

                         (XVIII) Legacy has not made any loan to, or entered
               into any other transaction with, any of the Sellers giving rise to any claim or right on its part against the person or on the part of such person against it;

                         (XIX) Legacy has not entered into any employment contract or collective bargaining agreement, written or oral, or modified in any Material respect the terms of any existing such contract or agreement with any of its full-time staff employees;

                         (XX) Legacy has not granted an increase outside the Ordinary Course of Business in the base compensation of any of its directors, officers, and employees (other than the Sellers);

                         (XXI) Legacy has not granted an increase in the base compensation, nor has Legacy made any payments or promises or commitments to pay to any of the Sellers to make any other payments (other than salary and reimbursement of customary expenses) to any of the Sellers, including without limitation bonuses.

                         (XXII) Legacy has not adopted any (A) bonus, (B) profit-sharing, (C) incentive compensation, (D) pension, (E) retirement, (F) medical, hospitalization, life, or other insurance, (G) severance, or (H) other plan, contract or commitment for any of its directors, officers, and employees, or modified or terminated any existing such plan, contract or commitment;

                         (XXIII) Legacy has not made any other change in
               employment terms for any of its directors, officers, and full-time staff employees;

                         (XXIV) Legacy has not made or pledged to make any Material charitable or other capital contribution outside the Ordinary Course of Business;

                         (XXV) there has not been any other occurrence, event, incident, action, failure to provide required notice to any insurance company or in connection with any other Material contractual obligation (other than in connection with this Agreement) or transaction over $5,000 outside the Ordinary Course of Business involving Legacy; and

                         (XXVI) Legacy has not entered into any enforceable agreement committing to any of the foregoing.

                    (G)  UNDISCLOSED LIABILITIES. Except as set forth on SECTION
                         -----------------------                         -------
4(G) of the Disclosure Schedule hereto, Legacy does not have any Liability
----
(including, without limitation, Liability under the Fair Labor Standards Act of 1938, as amended and the rules and regulations promulgated thereunder) which is individually in excess of $10,000, except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), and
(ii) Liabilities which have arisen after the Most Recent Fiscal Year End in the Ordinary Course of Business (none of which relates to any breach of contract, breach of warranty, tort, infringement, or violation of law or arose out of any charge, complaint, action, suit, proceedings, hearing, investigation, claim, or demand).

                    (H)  TAX MATTERS. Except as set forth on EXHIBIT 4(H) of the
                         -----------                         ------------
Disclosure Schedule,

                         (I) Legacy has filed all Tax Returns that it was required to file on or before the Closing Date. All such Tax Returns were correct and complete in all Material respects. All Taxes owed by Legacy (whether or not shown on any Tax Return) for all periods ending on or before the Closing Date have been paid or accrued on the Balance Sheet. Legacy currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by any taxing authority in a jurisdiction where Legacy does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of Legacy that arose in connection with any failure (or alleged failure) to pay any Tax, other than for Taxes that are not yet due.

                         (II) Legacy has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party and Legacy has properly reflected the status of all employees and independent contractors in connection therewith as required by applicable Tax law and the Fair Labor Standards Act of 1938, as amended, and the rules and regulations promulgated thereunder.

                         (III) Neither Sellers nor Legacy has received, nor does
               any Seller have a reasonable Basis to expect to receive, any notice that any taxing authority intends to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of Legacy either (A) claimed or raised by any authority in writing or (B) as to which the Sellers have Knowledge based upon personal contact with any agent of such authority. SECTION 4(H) of the
                                                         ------------
               Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to Legacy for taxable periods ended on or after December 31, 1993, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Sellers have delivered to the Buyer correct and complete copies of all federal income Tax Returns filed, examination reports received, and statements of deficiencies assessed against or agreed to, by Legacy since December 31, 1993.

                         (IV) Legacy has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                         (V) Legacy has not filed a consent under Code Sec. 341(f) concerning collapsible corporations. Legacy has not made any payments, is not obligated to make any payments, nor is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible to Legacy under Code Sec. 280G. Legacy has not been a United States real property holding corporation within the meaning of Code Sec. 897(c)(2) during the applicable period specified in Code Sec. 897(c)(1)(A)(ii). Legacy is not a party to any Tax allocation or sharing agreement. Legacy has never been

               (nor has any Liability for unpaid Taxes because it once was) a member of an Affiliated Group filing a consolidated federal income Tax Return and has never incurred any Liability for the Taxes of any Person under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise, during any part of any consolidated return year within any part of which consolidated return year also was a member of the Affiliated Group.

                         (VI)  [RESERVED]

                         (VII) The unpaid Taxes of Legacy as of the date of the
               Most Recent Balance Sheet do not exceed the reserve for Tax Liability set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and the unpaid Taxes as of the Closing Date do not exceed the reserve for Tax Liability as of the Closing Date.

                    (I)  TANGIBLE ASSETS. Legacy owns or leases substantially
                         ---------------
all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. To the Knowledge of the Sellers, each such tangible asset is free from Material defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

                    (J)  OWNED REAL PROPERTY. Legacy does not own nor does it
                         -------------------
have any interest in any real property or improvements thereon (other than the leases disclosed in SECTION 4(J) of the Disclosure Schedule, and the leasehold
                    ------------
improvements relating to the same) nor does Legacy have any options, agreements or contracts under which it has the right or obligation to acquire any interest in any real property or improvements (other than as disclosed in SECTION 4(J) of
                                                                 ------------
the Disclosure Schedule)

                    (K)  INTELLECTUAL PROPERTY.
                         ---------------------

                         (I)  Attached hereto as SECTION 4(K) of the Disclosure
                                                 ------------
               Schedule is a list and brief description of all Intellectual Property owned or licensed by Legacy. Legacy has furnished Buyer with copies of all license agreements to which Legacy is a party, either as licensor or licensee, with respect to any Intellectual Property. Legacy has good title to or the right to use all the Intellectual Property and all inventions, processes, designs, formulae, trade secrets and know-how necessary for the conduct of the Legacy's business, in its business as presently conducted without the payment of any royalty or similar payment, and Legacy is not infringing on any Intellectual Property right of others, and neither Legacy nor Sellers are aware of any infringement by others of any such rights owned by Legacy.

                         (II) All Material licenses set forth on SECTION 4(K) of
                                                                 ------------
               the Disclosure Schedule are valid and binding obligations of Legacy, and to the Knowledge of the Sellers, of the other parties thereto, and enforceable against

               Legacy, and to the Knowledge of the Sellers, the other parties thereto in accordance with their respective terms, except for the Equitable Exceptions. Legacy owns and possesses all right, title and interest in and to, or has the right to use pursuant to a valid license, all Intellectual Property necessary for the operation of the business of Legacy as presently conducted.

                         (III) All personnel, including employees, agents,
               consultants, and contractors, who have contributed to or participated in the conception and development of any Intellectual Property have executed the nondisclosure agreements set forth in SECTION 4(K) of the Disclosure Schedule and either
                            ------------
               (1) have been party to a written agreement with Legacy that has accorded Legacy full, effective, exclusive and original ownership of all Material Intellectual Property, or (2) have executed appropriate instruments of assignment in favor of Legacy as assignee that have conveyed to Legacy full, effective, and exclusive ownership of all Material Intellectual Property.

                         (IV) The Sellers have also delivered to the Buyer correct and complete samples or copies of all trademarks, service marks, trade names, copyrights, patents, registrations and, as relate to the foregoing, applications, licenses, agreements, and permissions (as amended to date) held by Legacy, and have made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. With respect to each item of Intellectual Property necessary for the conduct of the business of Legacy as heretofore conducted, each as listed on SECTION 4(K)
                                                                    ------------
               of the Disclosure Schedule: (A) the identified owner possesses all right, title, and interest in and to the item; (B) the item is not subject to any outstanding judgment, order, decree, stipulation, injunction, or charge; (C) no charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand is pending or, to the Knowledge of any of the Sellers, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and (D) to the Knowledge of any of the Sellers, Legacy has never agreed to indemnify any person or entity for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                         (V)   Except as set forth on SECTION 4(K) of the
                                                      ------------
               Disclosure Schedule, all of the Material computer software, computer firmware, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized, and/or software system(s) that are used or relied on by Legacy in the conduct of its business will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results when processing, providing, and/or receiving (i) date-related data into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

                    (L)  REAL PROPERTY LEASES. SECTION 4(L) of the Disclosure
                         --------------------  ------------
Schedule lists and describes briefly all real property leased or subleased to Legacy. The Sellers have delivered to the Buyer correct and complete copies of the leases and subleases listed in SECTION
                                   -------

4(L) of the Disclosure Schedule (as amended to date). With respect to each lease
----
and sublease listed in SECTION 4(L) of the Disclosure Schedule:
                       ------------

                         (I) the lease or sublease is legal, valid, binding, enforceable against Legacy, and to the Knowledge of Sellers, both enforceable against the other party and in full force and effect, subject to the Equitable Exceptions;

                         (II) the lease or sublease will continue to be legal, valid, binding, enforceable against Legacy, and, to the Knowledge of Sellers, both enforceable against the other party and in full force and effect on identical terms immediately following the Closing;

                         (III) Legacy is not and, to the Knowledge of Sellers,
               no other party to the lease or sublease is in Material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a Material breach or default or permit termination, modification, or acceleration thereunder;

                         (IV) Legacy has not, and to the Knowledge of the Sellers, no other party to the lease or sublease has repudiated any provision thereof;

                         (V) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

                         (VI) Legacy has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold; and

                         (VII) to the Knowledge of Sellers, all facilities
               leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations.

                    (M)  CONTRACTS. SECTION 4(M) of the Disclosure Schedule
                         ---------  ------------
lists the following contracts, agreements, Customer Contracts or Agreements and other written arrangements to which Legacy is a party:

                         (I) any written agreement (or group of related written agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $35,000 per annum;

                         (II) any written agreement (or group of related written
               agreements) for the furnishing or receipt of services which either calls for performance over a period of more than one year or involves more than the sum of $75,000;

                         (III) any written agreement concerning a partnership or joint venture;

                         (IV) any written agreement (or group of related written agreement) under which it has created, incurred, assumed, or guaranteed (or may create, incur, assume, or guarantee) indebtedness (including capitalized lease obligations) involving more than $35,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

                         (V)    any written arrangement requiring
               confidentiality or noncompetition ;

                         (VI) any written arrangement with any of its directors, officers, or employees, or any of its Affiliates;

                         (VII) any written arrangement under which the consequences of a default or termination could have a Material adverse effect on the assets, Liabilities, business, financial condition, operations, results of operations, or future prospects of Legacy;

                         (VIII) any written Customer Contract or Agreement; or

                         (IX) any other written arrangement (or group of related written arrangements) either involving more than $50,000 per annum or not entered into in the Ordinary Course of Business.

               The Sellers have delivered to the Buyer a correct and complete copy of each written arrangement listed in SECTION 4(M) of the Disclosure
                                           ------------
Schedule (as amended to date). With respect to each written arrangement so listed: (A) the written arrangement is legal, valid, binding, enforceable against Legacy and to the Knowledge of Sellers, both enforceable against the other party and in full force and effect , subject to the Equitable Exceptions;
(B) the written arrangement will continue to be legal, valid, binding, enforceable against Legacy, and to the Knowledge of Sellers, both enforceable against the other party and in full force and effect on identical terms immediately following the Closing; (C) Legacy is not, nor to the Knowledge of Sellers, is any other party in Material breach or default, and no event has occurred which with notice or lapse of time would constitute a Material breach or default or permit termination, modification, or acceleration, under the written arrangement; and (D) Legacy is not, nor to the Knowledge of Sellers, has any other party, repudiated any material provision of the written arrangement. Legacy is not a party to any verbal contract, agreement, or other arrangement which, if reduced to written form, would be required to be listed in SECTION
                                                                     -------
4(M) of the Disclosure Schedule under the terms of this SECTION 4(M). To the
----                                                    ------------
Knowledge of the Sellers, no unfilled Customer Contract or Agreement obligating Legacy to perform services will result in a loss (i.e. Legacy will not be able to cover its variable costs under such Material Customer Contract or Agreement) to Legacy upon completion of performance. Legacy has not been notified that any of its customers intends either to dispute charges under or to terminate early a Material Customer Contract or Agreement.

                    (N)  NOTES AND ACCOUNTS RECEIVABLE. All notes and accounts
                         -----------------------------
receivable of Legacy are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, are presently current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Legacy.

                    (O)  POWERS OF ATTORNEY. There are no outstanding powers of
                         ------------------
attorney executed on behalf of Legacy.

                    (P)  INSURANCE. SECTION 4(P) of the Disclosure Schedule sets
                         ---------  ------------
forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which Legacy has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past three (3) years:

                         (I) the name address and telephone number of the agent;

                         (II) the name of the insurer, the name of the policyholder, and the name of each covered insured;

                         (III) the policy number and the period of coverage;

                         (IV) the scope and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                         (V) a description of any material retroactive premium adjustments or other loss sharing arrangements.

               With respect to each such insurance policy: (A) the policy is legal, valid, binding, and enforceable against Legacy and to the Knowledge of Sellers, in full force and effect; (B) the policy will continue to be legal, valid, binding, and enforceable and in full force and effect on identical terms immediately following the Closing Date; (C) Legacy is not in breach or default (including with respect to the payment of premiums or the giving of notices), and to the Knowledge of Sellers, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, modification, or acceleration, under the policy; and (D) to the Knowledge of the Sellers, no party to the policy has repudiated any provision thereof. Legacy has been covered during the past three (3) years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Legacy currently has no and has never had any self-insurance arrangements.

                    (Q)  LITIGATION. SECTION 4(Q) of the Disclosure Schedule
                         ----------  ------------
sets forth each instance in which Legacy (i) is subject to any unsatisfied judgment, order, decree, stipulation, injunction, or charge or (ii) is a party or, to the Knowledge of the Sellers, is threatened to be made a party to any charge, complaint, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. Except as specifically described on SECTION 4(Q) of the Disclosure Schedule, no matter listed thereon
             ------------
could reasonably be expected, individually, to result in a Material adverse effect to Legacy. No Seller has any Knowledge that any such charge, complaint, action, suit, proceeding, hearing, or investigation will be brought or threatened against Legacy.

                    (R)  EMPLOYEES. Except as set forth in SECTION 4(R) of the
                         ---------                         ------------
Disclosure Schedule, to the Knowledge of the Sellers, no key employee or full-time group of employees has any plans to terminate employment with Legacy. Legacy is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. Legacy has not committed any unfair labor practice. No Seller has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of Legacy.

                    (S)  EMPLOYEE BENEFITS. SECTION 4(S) of the Disclosure
                         -----------------  ------------
Schedule lists all Employee Benefit Plans that Legacy maintains or to which Legacy contributes for the benefit of any current or former employee of Legacy.

                         (I) Each Employee Benefit Plan (and each related trust or insurance contract) complies in form and in operation in all respects with the applicable requirements of ERISA and the Code.

                         (II) All required reports and descriptions, if any, (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Sec. 4980B have been met with respect to each Employee Welfare Benefit Plan.

                         (III) All contributions (including all employer
               contributions and employee salary reduction contributions) which are due have been paid to each Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of Legacy. All premiums or other payments which are due for all periods ending on or before the Closing Date have been paid with respect to each Employee Welfare Benefit Plan.

                         (IV) Each Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code Sec. 401(a) and has received a currently valid and favorable determination letter from the Internal Revenue Service, and that nothing has occurred since the receipt of such letter that would materially affect the tax qualified status of each such Employee Pension Benefit Plan.

                         (V) The market value of assets under each Employee Pension Benefit Plan (other than any Multiemployer Plan) equals or exceeds the present value of Liabilities thereunder (determined on an accumulated benefit obligation basis) as of the last day of the most recent plan year. No Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Knowledge of the Sellers, threatened.

                         (VI) There have been no Prohibited Transactions with respect to any Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plans. No charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand with respect to the administration or the investment of the assets of any Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of the Sellers, threatened. No Seller has any Knowledge of any Basis for any such charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand.

                         (VII) The Sellers have delivered to the Buyer correct
               and complete copies of (A) the plan documents and summary plan descriptions, (B) the most recent determination letter received from the Internal Revenue Service, (C) the most recent Form 5500 Annual Report, and (D) all related trust agreements, insurance contracts, and other funding agreements which implement each Employee Benefit Plan.

               Legacy does not contribute to, has never contributed to, nor ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan. Legacy has not incurred, and neither the Sellers nor any of the directors or the officers (or employees with responsibility for litigation matters) of Legacy has any reason to expect that Legacy will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any Employee Pension Benefit Plan that Legacy and the Controlled Group of Corporations which includes Legacy maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute. Legacy does not maintain, nor has it ever maintained or contributed to, or ever has been required to contribute to any Employee Welfare Benefit Plan providing health, accident, or life insurance benefits to former employees, their spouses, or their dependents (other than in accordance with Code Sec. 162(k)).

               (T)  GUARANTIES.  Legacy is not a guarantor nor is it otherwise
                    ----------
liable for any Liability or obligation (including indebtedness) of any other person.

               (U)  ENVIRONMENT, HEALTH, AND SAFETY.
                    -------------------------------

                    (I) To the Knowledge of Sellers, Legacy and its respective predecessors and Affiliates have complied in all material respects with all laws (including rules and regulations thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning the environment, public health and safety, and employee health and safety, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against any of them alleging any material failure to comply with any such law or regulation.

                    (II) To the Knowledge of Sellers, Legacy has no Liability (and there is no Basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand against Legacy giving rise to any Liability) under the Occupational Safety and Health Act, as amended, or any other law (or rule or regulation thereunder) of any federal, state, local, or foreign government (or agency thereof) concerning employee health and safety.

                    (III) To the Knowledge of Sellers, Legacy does not have any Material Liability (and Legacy has not exposed any employee to any substance or condition that could form the Basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand (under the common law or pursuant to statute) against Legacy giving rise to any Liability) for any illness of or personal injury to any employee.

                    (IV) To the Knowledge of Sellers, Legacy has obtained and been in compliance in all material respects with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all federal, state, local, and foreign laws (including rules, regulations, codes, plans, judgments, orders, decrees, stipulations, injunctions, and charges thereunder) relating to public health and safety, worker health and safety, and pollution or protection of the environment, including laws relating to emissions, discharge, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

               (V)  LEGAL COMPLIANCE.  Except as it would not, individually or
                    ----------------
in the aggregate, have a Material adverse effect on Legacy:

                    (I) Legacy has complied with all laws (including rules and regulations thereunder) of federal, state, local, and foreign governments (and all agencies thereof). No charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against Legacy which is currently pending and alleges any failure to comply with any such law or regulation.

                    (II) Legacy has complied with all applicable laws (including rules and regulations thereunder) relating to the employment of labor (including but not limited to the engagement of independent contractors under the Fair Labor Standards Act of 1938, as amended, and the rules and regulations promulgated thereunder), employee civil rights, hiring of engaging non-United States citizens, and equal employment opportunities.

                    (III) Legacy has not violated in any respect or received a notice or charge asserting any violation of the Sherman Act, the Clayton Act, the Robinson-Patman Act, or the Federal Trade Act, each as amended.

                    (IV)  Legacy has not:

                          (A) made or agreed to make any contribution, payment, or gift of funds or property to any governmental official, employee, or agent where either the contribution, payment, or gift or the purpose thereof was illegal under the laws of any federal, state, local, or foreign jurisdiction;

                          (B) established or maintained any unrecorded fund or asset for any purpose, or made any false entries on any books or records for any reason; or

                          (C) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local, or foreign public office in excess of $500.

                    (V) Legacy has filed with all applicable governmental authorities in a timely manner all reports, documents, and other materials it was required to file (and the information contained therein was correct and complete in all respects) under all applicable laws (including rules and regulations thereunder).

                    (VI) Legacy has possession of all records and documents it was required to retain under all applicable laws (including rules and regulations thereunder).

               (W)  CERTAIN BUSINESS RELATIONSHIPS WITH LEGACY.  Except as set
                    ------------------------------------------
forth in Section 4(w) of the Disclosure Schedule, neither the Sellers nor its
         ------------
Affiliates has been involved in any business arrangement or relationship with Legacy within the past twelve (12) months other than customary employment relationships, and neither the Sellers nor its Affiliates owns any Material property or right, tangible or intangible, which is used in the business of Legacy.

               (X)  BROKERS' FEES.  Legacy does not have any Liability or
                    -------------
obligation to pay any fees or commissions to any broker, finder, or similar representative with respect to the transactions contemplated by this Agreement.

               (Y)  DISCLOSURE.  The representations and warranties contained in
                    ----------
this Section 4 as amended, modified and/or supplemented by the Disclosure
     ---------
Schedules do not contain any untrue statement of a fact or omit to state any Material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

          5.   PRE-CLOSING COVENANTS.  The Parties agree as follows with respect
               ---------------------
to the period between the execution of this Agreement and the Closing or the earlier termination of this Agreement.

               (A)    GENERAL.  Each of the Parties will use its reasonable
                      -------
efforts to take all action and to do all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement (including satisfying the closing conditions set forth in Section 7 below).
                                                          ---------

               (B)    NOTICES AND CONSENTS.  The Sellers will cause Legacy to
                      --------------------
give any notices to third parties required in connection with this Agreement and the transactions contemplated hereby, and will cause Legacy to obtain third party consents required in connection with this Agreement and the transactions contemplated hereby and with matters pertaining to Legacy disclosed or required to be disclosed in the Disclosure Schedule. Each of the Parties will take any additional action (and the Sellers will cause Legacy to take any additional action) that may be necessary, proper, or advisable in connection with any other notices to, filings with, and authorizations, consents, and approvals of governments, governmental agencies, and third parties that he, she or it may be required to give, make, or obtain.

               (C)    OPERATION OF BUSINESS.  Except as contemplated hereby, or
                      ---------------------
as may be incidental to or in furtherance of the transactions contemplated hereby, or as may have been set forth herein or in the Disclosure Schedule, the Sellers will not cause or permit Legacy to engage in any practice, take any action, embark on any course of inaction, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Sellers will not cause or permit Legacy to engage in any practice, take any action, embark on any course of inaction, or enter into any transaction of the sort described in Section 4(F) above.
             -----------

               (D) PRESERVATION OF BUSINESS. Except as contemplated hereby, or as may be incidental to or in furtherance of the transactions contemplated hereby, or as may have been set forth herein or in the Disclosure Schedule, the Sellers will cause Legacy to use reasonable commercial efforts to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

               (E) ACCESS. Only in the event that neither Buyer or Sellers exercised its right to terminate this Agreement as provided in Section 9 herein,
                                                               ---------
the Sellers will permit, and the Sellers will cause Legacy to permit, representatives of the Buyer to have access at reasonable times, and in a manner so as not to interfere with the normal business operations of Legacy, to the headquarters of Legacy and to all books, records, contracts, Tax records, and documents of or pertaining to Legacy; provided, however, that Buyer shall direct all requests for information and material only through Paul Puzzanghera, unless otherwise agreed to by Buyer and Sellers in writing.

               (F)    NOTICE OF DEVELOPMENTS.  The Sellers will give prompt
                      ----------------------
written notice to the Buyer of any material development affecting the assets, Liabilities, business, financial condition, operations, results of operations, or future prospects of Legacy. Each Party will give prompt written notice to the others of any material development affecting the ability of the Parties to consummate the transactions contemplated by this Agreement. Except for the right of the Sellers to update any Disclosure Schedule as provided in SECTION 4 hereof, no disclosure by any Party pursuant to this SECTION 5(F) however, shall be deemed to amend or supplement ANNEX III or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, and/or breach of covenant.

               (G)    EXCLUSIVITY.  The Sellers will not (and the Sellers will
                      -----------
not cause or permit Legacy to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to any (A) liquidation, dissolution, or recapitalization, (B) merger or consolidation, (C) acquisition or purchase of securities or assets, or (D) similar transaction or business combination involving Legacy or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. The Sellers will notify the Buyer immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

               (H)    CANCELLATION OF OPTIONS, BONUS PROGRAMS AND PHANTOM STOCK
                      ---------------------------------------------------------
PLANS.  Legacy shall use its best efforts to provide for the cancellation, at or
-----
prior to the Closing, of any stock options, deferred bonus programs, and phantom equity plans outstanding with respect to Legacy, which cancellation Legacy and Sellers agree shall be at no cost to the Buyer and/or Legacy. The payments made by Sellers and due pursuant to the cancellation of such programs will vest and be payable to the recipients on terms and conditions mutually agreed upon by the Sellers and Buyer.

               (I)    SCHEDULES, EXHIBIT B AND KEY EMPLOYEES' EMPLOYMENT
                      --------------------------------------------------
AGREEMENTS.  The Parties agree and understand that neither the Disclosure
----------
Schedule nor Exhibit B has been provided on the date of execution of this
             ---------
Agreement. The Sellers shall deliver the Disclosure Schedules and Exhibit B
                                                                  ---------
within one (1) business day of the date of execution of this Agreement. Upon receipt thereof, Buyer shall have seven (7) business days in which to accept or reject such Disclosure Schedule and Exhibit B at Buyer's sole discretion. In the
                                    ---------
event that Buyer rejects such Disclosure Schedule or Exhibit B, Buyer shall be
                                                     ---------
entitled to terminate this Agreement (without any liability whatsoever to Legacy or Sellers) by written notice delivered to Legacy within seven (7) business days following receipt of such Disclosure Schedule and Exhibit B. Within ten (10)
                                                  ---------
days after the execution of this Agreement, Sellers shall procure the Employment Agreements with the Key Employees listed on Annex V in substantially the form of
                                            -------
Exhibit E-1 (or Exhibit E-2 for the non-Seller Key Employees, if applicable),
-----------     -----------
provided, such Employment Agreements shall be null and void in the event the transactions contemplated by this Agreement are not consummated and provided, further, such Employment Agreements shall not to be effective until the Closing Date.

          6.   ADDITIONAL COVENANTS.  The Parties further covenant and agree as
               --------------------
follows:

               (A)  GENERAL. In case at any time after the Closing any further
                    -------
action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under SECTION 8 below). The Sellers acknowledge and agree that from and after the Closing the Buyer will be entitled to possession of all documents, books, records, agreements, and financial data of any sort relating to Legacy; provided that Sellers may retain any copies of the foregoing as shall be necessary to comply with applicable tax and other laws, regulations and ordinances.

               (B)  LITIGATION SUPPORT. In the event and for so long as any
                    ------------------
Party actively is contesting or defending against any charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving Legacy, each of the other Parties will cooperate with him or it and his, her or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under
Section 8 below).
---------

               (C)  TRANSITION. The Sellers will not take any action that
                    ----------
primarily is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of Legacy from maintaining the same business relationships with Legacy after the Closing for a period of twenty-four (24) months thereafter as it maintained with Legacy prior to the Closing. The Sellers will refer all customer inquiries relating to Legacy's Business to the Buyer and/or Legacy from and after the Closing for a period of twenty-four (24) months thereafter.

               (D)  CONFIDENTIALITY. The Sellers will treat and hold as such all
                    ---------------
of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement for a period of three (3) years from the Closing, and except as otherwise permitted hereunder or as may be required by law, deliver promptly to the Buyer or destroy, at the reasonable request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that the Sellers are requested or required (by request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar legal process) to disclose any Confidential Information, the Sellers will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section 6(d). If, in the absence of a protective order or the receipt of
        ------------
a waiver hereunder, the Sellers are compelled to disclose any Confidential Information or else stand liable for contempt, that Sellers may disclose the Confidential Information; provided, however, that the Sellers shall use their reasonable efforts to obtain, at the reasonable request and expense of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall reasonably designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

               (E)  TERMINATION OF BANK FACILITIES; RELEASE OF GUARANTIES. Buyer
                    -----------------------------------------------------
and Sellers shall take all reasonable best efforts necessary to (i) retire all of Legacy's outstanding bank indebtedness and (ii) fully, completely and unconditionally release and/or substitute Buyer or Legacy at or prior to Closing as guarantor for the Sellers on all banking facilities of Legacy or other guarantees.

               (F)  MONITORING INFORMATION. Prior to the Closing, Sellers shall
                    ----------------------
cause Legacy to deliver such information as may reasonably be requested by Buyer.

               (G)  LANDLORDS' CONSENTS. Sellers shall cause Legacy on or before
                    -------------------
the Closing Date to obtain from its landlords (to the extent required under the pertinent premises lease) written consent to the assignment of all leases being assumed by Buyer, which assignments are deemed to have resulted from the transactions contemplated by this Agreement.

               (H)  ADDITIONAL TAX MATTERS.
                    ----------------------

                    (I) The Sellers shall prepare (at Sellers' sole cost and expense) and provide to Buyer for filing, and the Buyer shall cause Legacy to file with the appropriate governmental authorities all Tax Returns required to be filed by Legacy for any taxable period ending on or prior to the Closing Date and Sellers shall remit any Taxes due (net of any paid estimated taxes, credits or prepaid taxes in respect of such Taxes) in respect of such Tax Returns (but only to the extent such Taxes are in excess of the reserve, if any, for such Tax liability used to determine the Net Working Capital of Legacy).

                    (II) Buyer and Sellers recognize that each of them will need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by the Buyer, Newco and/or Legacy to the extent such records and information pertain to events occurring on or prior to the Closing Date; therefore, Buyer agrees to cause Newco and Legacy to (A) use its best efforts to properly retain and maintain such records for a period of six (6) years from the date the Tax Returns for the year in which the Closing occurs are filed or until the expiration of the statute of limitations as may be extended by law from time to time that applies to the Tax Return in question (i.e., including Tax Returns for years preceding the year in which the Closing occurs), whichever is later, and (B) allow the Sellers and their agents and representatives at times and dates mutually acceptable to the Parties, to inspect, review and make copies of such records as such other party may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at the other Party's expense.

               (I)  COVENANT NOT TO COMPETE. For a period of two (2) years from
                    -----------------------
and after the Closing Date, none of the Sellers will, directly or indirectly, as principal, agent, trustee or through the agency of any corporation, partnership, association or agent or agency, (i) own, manage, control, participate in, consult with, render services for, or in any manner engage in any activity or business competing with the businesses of the Buyer, Legacy or their Affiliates, or any business in which Buyer, Legacy or their Affiliates has commenced negotiations or has requested and received information relating to the acquisition of such business within one (1) year prior to the Closing Date in any country where the Buyer, Legacy, such Affiliates or other aforementioned business conducts business; provided, however, for the purposes of this Subsection 6(i)(i) only and for purposes of the period after beginning on the
------------------
first anniversary of the Closing Date and ending on the second anniversary of the Closing Date, the businesses of the Buyer, Legacy or their Affiliates shall exclude the following: (A) the development, marketing, general management of DSS or information technology products but in no event to exclude the provision of services (whether direct or indirect) with respect to such businesses, (B) providing services as a general industry analyst or venture capitalist not in competition with such businesses, (C) general managing consulting in industries not competitive with the Buyer's, Legacy's or their Affiliates' businesses, (D) information or content delivery segment of the information technology business (e.g. economic or marketing data suppliers or companies primarily engaged in information (e.g. news, statistics, etc.) via the worldwide web), and (E) providing information technology services to small companies under $500,000,000 in gross revenues which are not currently in the business of Legacy, (ii) request, advise, induce or attempt to induce any customer, supplier, licensee or other business relation of the Buyer, Legacy or any Affiliate (each, a "CUSTOMER") to withdraw, curtail, cancel or otherwise cease such Customer's business with the Buyer, Legacy and/or such Affiliate or in any way interfere with the relationship between any such Customer and the Buyer, Legacy and/or any Affiliate, (iii) service, canvass, solicit or accept any business from any Customer for the purpose of competing with the Buyer, Legacy or the Affiliates,
(iv) disclose to any other person, firm, corporation or other entity, the name or address of any Customer for the purpose of competing with the Buyer, Legacy or any Affiliate, (v) solicit for employment or employ any person who is or was employed by Legacy, the Buyer or any Affiliate at any time within the one (1) year period immediately preceding such solicitation of employment to leave the employ of the Buyer, Legacy or such Affiliate and/or accept employment with any Seller or with such Person, firm, association, corporation or other entity, or in any way willfully interfere with the relationship between the Buyer, Legacy or any Affiliate and any such person, or (vi) initiate or engage in any discussions regarding an acquisition of, or Seller's employment (whether as an employee, an independent contractor or otherwise) by, any businesses with which the Buyer, Legacy or any Affiliate has entertained discussions or has requested and received information relating to the acquisition of such business by the Buyer, Legacy or such Affiliate upon or within the one (1) year period prior to the date hereof; provided, however, that no owner of less than five percent (5%) of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. For purposes of this Agreement, the Parties have agreed to allocate $50,000 of the Purchase Price to the covenant not to compete contained in this Section 6(i). In addition, for
                                              ------------
purposes of this Section 6(i), "Affiliate" with respect to the Buyer means any
                 ------------
corporation or business entity that either controls or is controlled by the Buyer, The Hackett Group, Inc., Delphi Partners, Inc. or is controlled by the shareholders that control the Buyer (and for this definition, "control" means the ownership, either directly or through an unbroken chain of control, of more than fifty percent (50%) of the equity interests or combined voting or management rights in an entity).

               (J)  CONDUCT DURING EARNED PAYOUT PERIOD. Sellers acknowledge and
                    -----------------------------------
agree that, during the Earned Payout Period, Buyer shall be entitled to oversee the operation and management of Legacy's Business and, together with Puzzanghera, set mutually acceptable goals and budgets of Legacy, all of which shall be reasonably and legally designed and intended to maximize the productivity, efficiency, profitability and Adjusted EBITA of Legacy. The Sellers further agree, during the Earned Payout Period, not and not to allow Legacy to cut staff, capital expenditures and general and administrative expenses or take other actions that are not consistent with Legacy's prior practices and/or prudent business practices, and Sellers agree not and not to allow Legacy to engage in any activity inconsistent with Legacy's past practices in order to increase current year profits of the business of Legacy at the expense of the longer term growth of the business of Legacy. During the Earned Payout Period, the Buyer agrees to (i) maintain separate books and records for Legacy; (ii) maintain Legacy as a separate entity and not to sell or otherwise dispose of any of its assets except in the Ordinary Course of Business or sell or otherwise dispose of any of its stock without the prior written consent of Puzzanghera; (iii) cause Legacy to be operated essentially as it was prior to the sale of the Legacy Shares except in so far as the prior practices of Legacy were imprudent or unreasonable; (iv) not materially change, except with the consent of Puzzanghera, and except in the Ordinary Course of Business, (A) the prices charged for Legacy's services, (B) the level of compensation of Legacy's consultants and full-time corporate employees or (C) the level Legacy's general and administrative expenses, unless the prior business practices were unreasonable or imprudent and/or unless the changes are reasonably necessary to support the growth of Legacy's business and (v) cause Legacy to be responsible for Buyer's OLAP and DSS business and the data warehousing components of such business; provided, however, that any employee who was employed by Buyer or a Buyer Affiliate (other than Legacy or Newco) at any time prior to Closing shall continue to provide their services as currently conducted, whether or not such services are related to the Buyer's OLAP and DSS business and the data warehousing components of such business, and such employees will not attribute any of their revenues to, or otherwise report to, Legacy, except as otherwise agreed in writing by Buyer. Buyer agrees that Puzzanghera shall not be terminated without Cause (as defined in his Employment Agreement) during the Earned Payout Period. Buyer further agrees that, subject to the terms of his employment agreement, Puzzanghera shall have complete and final (subject to the limitations set forth herein and in his employment agreement) authority and responsibility for the management and operation of Legacy's business during the Earned Payout Period. Buyer shall use Legacy's current name as its trade name in Massachusetts during the Earned Payout Period, and shall not change such name in Massachusetts without the prior written consent of Puzzanghera; provided, however, Buyer shall be entitled to operate the business of Legacy under the name "Legacy Technology, Inc., a subsidiary of AnswerThink Consulting Group, Inc." or a mutually agreed upon combination of any of the above. Buyer, Legacy and the Sellers recognize and acknowledge that the relationship that will exist between Buyer, Legacy and the Sellers upon the consummation of the transactions contemplated herein will be based on a high degree of mutual trust and confidence among the parties, and each of Buyer and the Sellers agree that at all times following the Closing that each will act with respect to its dealings with Legacy and its operations in such a way as to promote, to the extent reasonably possible, the successful operation and growth of Legacy. In addition, during the Earned Payout Period, the Buyer agrees to provide funds, at Buyer's sole discretion and at commercially reasonably interest rates, to help Legacy meet its working capital requirements.

               (K)  REORGANIZATION INTENT. The Parties agree that the Merger is
                    ---------------------
intended to be a tax-free reorganization under Section 368 of the Code, and this
                                               -----------
Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under such section of the Code. None of the Parties has taken, shall take or fail to take any action that would jeopardize the qualification of the Merger as such a tax-free reorganization (other than actions contemplated by this Agreement or as may be otherwise legally required).

               (L)  OPTIONS. If the Initial Public Offering is completed, the
                    -------
Buyer agrees that any options granted by Buyer to former employees of Legacy in connection herewith shall be deemed to be granted under the 1998 Stock Option and Incentive Plan of the successor of the Buyer, a copy of which is available upon request, and that the shares underlying such options shall be registered under Form S-8 as soon as practicable.

     7.   CONDITIONS TO OBLIGATIONS TO CLOSE.
          ----------------------------------

          (A)  CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the
               -------------------------------------
Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction or waiver of the following conditions:

               (I)    the representations and warranties set forth in Section
                                                                      -------
     3(a) and Section 4 above shall be true and correct in all material respects
     ----     ---------
     at and as of the Closing Date;

               (II) the Sellers shall have performed and complied with all of their covenants hereunder in all Material respects through the Closing;

               (III) Legacy will have procured all third party consents and given all notices required in connection with this Agreement and the transactions contemplated hereby, including without limitation all action necessary in connection with and/or the receipt of any notices to, filings with, and authorizations, consents and approvals of governments, governmental agencies, and third parties as set forth herein or in the Disclosure Schedule;

               (IV) no action, suit, or proceeding shall be pending or, to the Knowledge of Sellers, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or
     (C) affect adversely the right of the Buyer to own, operate, or control Legacy Shares or Legacy (and no such judgment, order, decree, stipulation, injunction, or charge shall be in effect);

               (V) the Sellers shall have delivered to the Buyer a certificate (without qualification as to knowledge or Materiality or otherwise) to the effect that each of the conditions specified above in
     Section 7(a)(i)-(iv) is satisfied in all respects;
     --------------------

               (VI) the acquisition by the Buyer of Legacy Shares shall represent one hundred percent (100%) of the issued and outstanding capital stock of Legacy and all of such Legacy Shares shall be free and clear of any Security Interests or other liens, claims or encumbrances of any nature whatsoever;

               (VII)  [RESERVED];

               (VIII) the Buyer and Legacy shall have received from each of the persons listed on Annex V (the "Key Employees") an executed employment
                       -------
     agreement in the form and substance attached hereto as Exhibit E-1 and
                                                            -----------
     pursuant
     to the terms described in Annex V with respect to salary and bonus for each
                               -------
     such Key Employee;

               (IX) the Buyer and Legacy shall have received from at least 80% of the persons listed on Annex VI an executed compliance agreement in
                                  --------
     the form and substance attached hereto as Exhibit E-2;
                                               -----------

               (X) the Buyer shall have received from Puzzanghera an executed joinder or other documentation required by the Registration Agreement to become a party thereto;

               (XI) the Buyer and Newco shall have received from the Sellers an opinion of counsel in the form agreeable to counsel to each Party, addressed to the Buyer and Newco and dated as of the Closing Date;

               (XII) the Buyer shall have received the resignations, effective as of the Closing, of each director of Legacy prior to the Closing;

               (XIII) the Buyer shall be satisfied that the Net Working Capital of Legacy on the Closing Date (plus the aggregate severance amounts
                                    ----
     specifically set forth on Section 4(f) of the Disclosure Schedule up to a
                               -----------
     maximum of $100,000) equaled or exceeded $100,000 or an appropriate adjustment shall have been made to the Purchase Price as provided in
     Section 2(h);
     -----------

               (XIV) the Buyer shall be satisfied in its sole discretion with the results of its continuing legal due diligence investigations of Legacy, all of which shall be final and completed to Buyer's satisfaction prior to Closing;

               (XV) no material adverse change shall have occurred in Legacy's Business or its future prospects;

               (XVI) Sellers shall have caused Legacy to cancel each outstanding phantom stock, deferred bonus, or option plan, if any, and all outstanding Legacy Options shall have been canceled pursuant to an option cancellation agreement reasonably acceptable to Buyer; provided that such cancellation is all at no cost to the Buyer or Legacy;

               (XVII) Each Seller shall have executed the Purchase Price Adjustment Agreement in the form of Exhibit C attached hereto and each
                                         ---------
     Seller shall have executed a Stock Pledge Agreement in the form of Exhibit
                                                                        -------
     D attached hereto;
     -

               (XVIII) Sellers shall have caused each person listed on Annex VII
                                                                       ---------
     to execute a Stock Option Agreement in the form of Exhibit F attached
                                                        ---------
     hereto for the issuance of options to purchase Buyer's Shares in the aggregate amount set forth on Annex VII to those persons on Annex VII, subject to reallocation
              ---------                     ---------
     by Legacy;

               (XIX) all liens and Security Interests securing debts of Legacy which have been paid in full prior to or at the Closing shall have been fully released of record to the reasonable satisfaction of the Buyer and all Uniform Commercial Code financing statements covering such debts shall have been terminated;

               (XX) no unsatisfied liens for the failure to pay Taxes of any nature whatsoever shall exist against Legacy, or against or in any way affecting any Legacy Share;

               (XXI) the Sellers shall and Legacy shall have caused all of Legacy's officers, directors and/or Key Employees of Legacy to, have repaid in full all debts and other obligations, if any, owed to Legacy;

               (XXII) the Buyer shall have received from Legacy the Financial Statements;

               (XXIII) all appropriate corporate and shareholder authorizations of Legacy shall have been obtained;

               (XXIV) since the Most Recent Balance Sheet, Legacy shall have made no dividend, consulting or other payment to the Sellers, except for employment salaries (not to exceed current compensation) as set forth on
     Section 4(m) of the Disclosure Schedule and bonuses as set forth on Section
     -----------                                                         -------
     4(m) of the Disclosure Schedule;
     ---

               (XXV) except as set forth on the Disclosure Schedule, since Most Recent Balance Sheet, Legacy shall not have transferred, conveyed, disposed of and/or sold any of Material assets, except in the Ordinary Course of Business; and

               (XXVI) all Intellectual Property created or developed by any Seller and any other current employee of Legacy that has been used historically by Legacy or is being used currently by Legacy shall be one hundred percent (100%) owned by Legacy as of the Closing Date.

               (XXVII) all of the Sellers of Legacy shall have agreed to participate in the Merger without any dissenter's rights exercised.

     The Buyer may waive any condition specified in this Section 7(a) at or
                                                         -----------
prior to the Closing.

          (B)  CONDITIONS TO OBLIGATIONS OF THE SELLERS.  The obligations of the
               ----------------------------------------
Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction or waiver of the following conditions:

               (I)   the representations and warranties set forth in Section
                                                                     -------
     3(b) above shall be true and correct in all Material respects at and as of
     ---
     the Closing Date;

               (II) the Buyer shall have performed and complied with all of its covenants hereunder in all Material respects through the Closing;

               (III) Buyer will have procured all third party consents (including the BankBoston, N.A. consent, if required) and given all notices required by Buyer or Newco in connection with this Agreement and the transactions contemplated hereby, including without limitation all action necessary in connection with and/or the receipt of any notices to, filings with, and authorizations, consents and approvals of governments, governmental agencies, and third parties as set forth herein;

               (IV) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or
     (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such judgment, order, decree, stipulation, injunction, or charge shall be in effect);

               (V) the Buyer shall have delivered to the Sellers a certificate (without qualification as to knowledge or Materiality or otherwise) to the effect that each of the conditions specified above in Section 7(b)(i)-(iv)
                                                           -------------------
     is satisfied in all respects;

               (VI) the Buyer shall have executed the Stock Option Agreements in the form of Exhibit F attached hereto for the issuance of options to
                 ---------
     purchase Buyer's Shares in the aggregate amount set forth on Annex VII to
                                                                  ---------
     those persons on Annex VII, subject to reallocation by Legacy;
                      ---------

               (VII)  [RESERVED];

               (VIII) each of the persons and entities listed on Annex V and
                                                                 -------
     Annex VI shall have received from the Buyer an executed employment or
     --------
     compliance agreement, as applicable, in the form and substance attached hereto as Exhibits E-1 and E-2, respectively; provided, the executed
               ------------     ---
     Employment Agreements will include the salary and bonus terms described on Annex V with respect to the Key Employees;
     -------

               (IX) Puzzanghera shall have received from the Buyer an executed joinder or other documentation required by the Registration Agreement to become a party thereto;

               (X) Legacy shall have received from the Buyer the Buyer's Financial Statements and all appropriate corporate and shareholder authorizations of the Buyer shall have been obtained;

               (XI) Legacy shall have received from the Buyer an opinion of counsel in the form agreeable to counsel to each Party, addressed to Legacy and dated as of the Closing Date ;

               (XII) the Buyer shall have executed the Purchase Price Adjustment Agreement in the form of Exhibit C attached hereto and the Buyer
                                         ---------
     shall have executed the Stock Pledge Agreement in the form of Exhibit D
                                                                   ---------
     attached hereto; and

               (XIII) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Sellers.

     The Sellers may waive any condition specified in this Section 7(b) at or
                                                           -----------
prior to the Closing.

     8.   REMEDIES FOR BREACHES OF THIS AGREEMENT.

          (A)  SURVIVAL.  All of the representations and warranties of the
               --------
Sellers contained in Section 4 above (other than the representations and
                     ---------------
warranties of the Sellers contained in Section 4(h) above) shall survive the
                                       -----------
Closing hereunder and continue in full force and effect for a period of two (2) years thereafter. Subject to the foregoing, the other representations, warranties, and covenants of the Parties contained in this Agreement (including the representations and warranties of the Sellers contained in Section 4(h)
                                                               -----------
above) shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of the Closing) and continue in full force and effect for the applicable statute of limitations, except as otherwise provided elsewhere in this Agreement.

          (B)  INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.
               ---------------------------------------------------

               (I) In the event the Sellers breach any of their representations, warranties, agreements, and covenants contained herein, and provided that the particular representation, warranty, agreement, or covenant survives the Closing and that the Buyer makes a written claim for indemnification against the Sellers pursuant to Section 10(h) below within the applicable survival period, then the Sellers agree to jointly and severally indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of the applicable survival period resulting from, arising out of, relating to, in the nature of, or caused by the breach); provided, however, that the Sellers shall not have any obligation to indemnify the Buyer from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach of any representation or warranty of the Sellers contained in SECTION 4 above (i)
                                                          ---------
                  until and only to the extent that the Buyer has suffered aggregate losses by reason of all such breaches in excess of a $50,000 threshold or (ii) in excess of the Purchase Price (after which point Sellers shall have no obligation to indemnify Buyer from and against further such Adverse Consequences); provided, further, however, that the limitations set forth in (i) and (ii) above specifically shall not apply to the liability of Sellers with respect to Adverse Consequences resulting from or attributable to intentional fraud or any willful misconduct by the Sellers or to any breaches of the representations and warranties contained in
                  SECTION 4(G) and SECTION 4(H) hereof.
                  ------------     ------------

                                    (II) In the event any Seller breaches any of
                  its several representations, warranties, and covenants contained in SECTION 3 herein, and provided that the
                               ---------
                  particular representation, warranty, or covenant survives the Closing and that the Buyer makes a written claim for indemnification against such Sellers pursuant to SECTION 10(H)
                                                                   -------------
                  below within the applicable survival period, then each of the Sellers agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

                                    (III) The Sellers agree to indemnify the
                  Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of Legacy arising under Reg. (S).1.1502-6 (because Legacy once was a member of an Affiliated Group during any part of any consolidated return year within any part of which consolidated return year any corporation other than Legacy also was a member of the Affiliated Group).

                                    (IV) The Sellers shall indemnify the Buyer
                  from and against the entirety of any Taxes which may become due and owing by reason of or as a result of the failure of this transaction to qualify as a tax-free reorganization under
                  SECTION 368 of the Code which amount shall be reduced by an
                  -----------
                  amount equal to the present value (discounted at 6.0%) of any federal, state and local income or franchise tax savings to which the Buyer, the Company or any of their Affiliates may be entitled as a result of such failure based on the highest marginal federal, state and local income and franchise tax rates; provided, however; Sellers shall not be subject to this indemnification obligation if the failure of this transaction to so qualify results (a) solely from Buyer's breach of the covenant set forth in SECTION
                                        -------

                  6(K) hereof or (b) from a Final Determination that the fair
                  ----
                  market value per share of the Buyer's Shares was less than $6.00 as of the Closing Date (but only if the Buyer has not completed the Initial Public Offering on or before December 31, 1998). "FINAL DETERMINATION" shall mean a determination by the Internal Revenue Service which is no longer subject to appeal. This subsection (iv) of SECTION 8(B) shall be the sole
                                                  ------------
                  basis for indemnification for the Taxes which are incurred based on a failure of this transaction to qualify as a tax-free reorganization under SECTION 368 of the Code.
                                                -----------

                                    (V) The Sellers agree to indemnify the Buyer
                  from and against the entirety of any sales, use, recording or other transfer Taxes which may become due and owing by reason of the transactions contemplated by this Agreement.

                                    (VI) The Sellers agree to indemnify the
                  Buyer from and against the entirety of any brokerage fees or investment banking commissions due by Sellers or Legacy by reason of the transactions contemplated by this Agreement.

                                    (VII) The Sellers shall be liable for, and
                  hereby indemnify, the Buyer for all Taxes imposed on Legacy with respect to any taxable year ended on or before the Closing Date or with respect to any period beginning before and ending after the Closing Date, for the portions of such taxable year or period ending prior to the Closing Date, including without limitation any Taxes incurred in connection with any audit by any governmental authority for any such period ending on or prior to the Closing Date; provided, however, that such indemnity shall be made only to the extent such Taxes are in excess of the reserve, if any, for such Tax Liability used to determine the Net Working Capital of Legacy. The Parties hereto shall, to the extent permitted or not prohibited by applicable law, elect with the relevant taxing authority, if required or necessary, to terminate the taxable year of Legacy as of the Closing Date. In any case where applicable law does not permit Legacy to treat such date as the end of a taxable year or period, then whenever it is necessary to determine the liability for income Taxes of Legacy, for a portion of a taxable year or period, such determination shall (unless otherwise agree to in writing by the Buyer and the Sellers) be determined by a closing of Legacy's books as of the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned based upon the number of days during such taxable year or period the Sellers and Buyer owned the stock in Legacy.

                                    (VIII) The Sellers shall indemnify the Buyer
                  from and against the entirety of all Tax Liability created from and the conversion by Legacy to the accrual basis of tax accounting from the cash basis of tax accounting to the extent such Taxes are in excess of the reserve, if any, for such Tax Liability used to determine the Net Working Capital of Legacy.

                                    (IX) The Sellers shall indemnify the Buyer
                  from and against the entirety of all Adverse Consequences as a result of any noncompliance by Legacy prior to the Closing with any wage or employment laws.

                                    (X) The Parties shall make appropriate
                  adjustments for tax benefits in determining the liability of the Sellers under this SECTION 8.
                                         ---------

                           (C)      INDEMNIFICATION PROVISIONS FOR BENEFIT OF
                                    -----------------------------------------
THE SELLERS. In the event the Buyer breaches any of its representations,
-----------
warranties, and covenants contained herein, and provided that the particular representation, warranty, or covenant survives the Closing and that the Sellers make a written claim for indemnification against the Buyer pursuant to SECTION 10(H) below within the applicable survival period, then the Buyer agrees to indemnify the Sellers from and against the entirety of any Adverse Consequences the Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Sellers may suffer after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach; provided, however, that the Buyer shall not have any obligation to indemnify the Sellers from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach of any representation or warranty of the Buyer contained in SECTION 3(B) above (i) until and only to the extent that the
                   ------------
Sellers in the aggregate have suffered aggregate losses by reason of all such breaches in excess of a $50,000 threshold or (ii) in excess of the Purchase Price (after which point Buyer shall have no obligation to indemnify any Seller from and against further such Adverse Consequences); provided, further, however, that the limitations set forth in (i) and (ii) above specifically shall not apply to the liability of Buyer with respect to Adverse Consequences resulting from or attributable to intentional fraud or any willful misconduct by the Buyer.

                           (D)      MATTERS INVOLVING THIRD PARTIES.  If any
                                    -------------------------------
third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this SECTION 8, then the Indemnified
                                            ---------
Party shall notify in writing each Indemnifying Party thereof promptly, which notice shall describe the matter in reasonable detail, including relevant evidence and estimated loss; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is damaged and materially prejudiced from adequately defending such claim. In the event any Indemnifying Party notifies the Indemnified Party within thirty (30) days after the Indemnified Party has given notice of the matter that the Indemnifying party is assuming the defense thereof, (A) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party, (B) the Indemnified Party may retain separate co-counsel at its sole cost and expense (except that the Indemnifying Party will be responsible for the fees and expenses of the separate co-counsel to the extent the counsel the Indemnifying Party has selected has a conflict of interest), (C) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement or compromise with respect to the matter without the written consent of the Indemnifying Party (not to be withheld unreasonably), and (D) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement or compromise which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all Liability with respect thereto, without the written consent of the Indemnified Party (not to be withheld unreasonably). In the event no Indemnifying Party notifies in writing the Indemnified Party within twenty
(20) days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, however, the Indemnified Party may defend against, or enter into any settlement with respect to, the matter in any manner it reasonably may deem appropriate. At any time after commencement of any such action, any Indemnifying Party may request an Indemnified Party to accept a bona fide offer from the other Party(ies) to the action for a monetary settlement payable solely by such Indemnifying Party (which does not burden or restrict the Indemnified Party nor otherwise prejudice him or her) whereupon such action shall be taken unless the Indemnified Party determines that the dispute should be continued, the Indemnifying Party shall be liable for indemnity hereunder only to the extent of the lesser of (i) the amount of the settlement offer or (ii) the amount for which the Indemnified Party may be liable with respect to such action. In addition, the Party controlling the defense of any third party claim shall deliver, or cause to be delivered, to the other Party copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of the third party claim, and timely notices of, and the right to participate in (as an observer) any hearing or other court proceeding relating to the third party claim.

                           (E)      EXCLUSIVE REMEDY.  The Parties acknowledge
                                    ----------------
and agree that the foregoing indemnification provisions in this SECTION 8 shall
                                                                ---------
be the exclusive remedy of the Parties for any breach of the representations and warranties of the Parties contained in SECTION 3 or SECTION 4 of this Agreement.
                                       ---------    ---------

                           (F)      PAYMENT; GENERAL RIGHT OF OFFSET.  The
                                    --------------------------------
Indemnifying Parties shall promptly pay to the Indemnified Party as may be entitled to indemnity hereunder in cash the amount of any Adverse Consequences to which such Indemnified Party may become entitled to by reason of the provisions of SECTION 2 or SECTION 8 of this Agreement. Notwithstanding the
              ---------    ---------
foregoing, in connection with the indemnification of Buyer pursuant to SECTION
                                                                       -------
8(B)(I) above, Buyer shall have the option to first seek indemnification
-------
payments through offset against any promissory note or Earned Payout Amount payable to Sellers after an indemnification claim has been made therefor, for the amount of any Adverse Consequences or any other payments to which Buyer may become entitled to by reason of the provisions of this Agreement (i.e. payments under SECTION 2 or SECTION 6 or other costs in connection therewith). In no
      ---------    ---------
event shall either party receive indemnification for an indemnification claim under this ARTICLE VIII which has been fully satisfied through insurance, an
           ------------
adjustment to Purchase Price or cash payment.

                           (G)      OTHER INDEMNIFICATION PROVISIONS.  Except as
                                    --------------------------------
provided in Section 8(f) above, the foregoing indemnification provisions are in addition to, and not in derogation of, any statutory or common law remedy any Party may have for breach of representation, warranty, or covenant.

                           (H)      ARBITRATION WITH RESPECT TO CERTAIN
                                    -----------------------------------
INDEMNIFICATION MATTERS. THE PARTIES AGREE TO SUBMIT TO ARBITRATION, IN
-----------------------
ACCORDANCE WITH THESE PROVISIONS, ANY DISPUTED CLAIM OR CONTROVERSY ARISING FROM OR RELATED TO THE ALLEGED BREACH OF THIS AGREEMENT OR ANY DISPUTED INDEMNIFICATION CLAIM MADE PURSUANT TO THIS SECTION 8. THE PARTIES FURTHER AGREE THAT THE ARBITRATION PROCESS AGREED UPON HEREIN SHALL BE THE EXCLUSIVE MEANS FOR RESOLVING ALL DISPUTES MADE SUBJECT TO ARBITRATION HEREIN, BUT THAT NO ARBITRATOR SHALL HAVE AUTHORITY TO EXPAND THE SCOPE OF THESE ARBITRATION PROVISIONS. ANY ARBITRATION HEREUNDER SHALL BE CONDUCTED UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (AAA). EITHER PARTY MAY INVOKE ARBITRATION PROCEDURES HEREIN BY WRITTEN NOTICE FOR ARBITRATION CONTAINING A STATEMENT OF THE MATTER TO BE ARBITRATED. THE PARTIES SHALL THEN HAVE FOURTEEN (14) DAYS IN WHICH THEY MAY IDENTIFY A MUTUALLY AGREEABLE, NEUTRAL ARBITRATOR. AFTER THE FOURTEEN (14) DAY PERIOD HAS EXPIRED, THE PARTIES SHALL PREPARE AND SUBMIT TO THE AAA A JOINT SUBMISSION, WITH EACH PARTY TO CONTRIBUTE HALF OF THE APPROPRIATE ADMINISTRATIVE FEE. IN THE EVENT THE PARTIES CANNOT AGREE UPON A NEUTRAL ARBITRATOR WITHIN FOURTEEN (14) DAYS AFTER WRITTEN NOTICE FOR ARBITRATION IS RECEIVED, THEIR JOINT SUBMISSION TO THE AAA SHALL REQUEST ARBITRATORS WHO ARE PRACTICING ATTORNEYS WITH PROFESSIONAL EXPERIENCE IN THE FIELD OF CORPORATE LAW, AND THE PARTIES SHALL ATTEMPT TO SELECT AN ARBITRATOR FROM THE PANEL ACCORDING TO AAA PROCEDURES. UNLESS OTHERWISE AGREED BY THE PARTIES, THE ARBITRATION HEARING SHALL TAKE PLACE IN THE BOSTON, MASSACHUSETTS METROPOLITAN AREA, AT A PLACE DESIGNATED BY THE AAA. ALL ARBITRATION PROCEDURES HEREUNDER SHALL BE CONFIDENTIAL. EACH PARTY SHALL BE RESPONSIBLE FOR ITS COSTS INCURRED IN ANY ARBITRATION, AND THE ARBITRATOR SHALL NOT HAVE AUTHORITY TO INCLUDE ALL OR ANY PORTION OF SAID COSTS IN AN AWARD REGARDLESS OF WHICH PARTY PREVAILS. THE ARBITRATOR MAY INCLUDE EQUITABLE RELIEF. ANY ARBITRATION AWARDED SHALL BE ACCOMPANIED BY A WRITTEN STATEMENT CONTAINING A SUMMARY OF THE ISSUES IN CONTROVERSY, A DESCRIPTION OF THE AWARD, AND AN EXPLANATION OF THE REASONS FOR THE AWARD.

                  9.       TERMINATION.
                           -----------

                           (A)      TERMINATION OF AGREEMENT.  The Parties may
                                    ------------------------
terminate this Agreement as provided below:

                                    (I)     the Buyer and the Sellers may
                  terminate this Agreement by mutual written consent at any time prior to the Closing;

                                    (II)    the Buyer may terminate this
                  Agreement by giving written notice to the Sellers at any time prior to the Closing in the event the Sellers are in breach of any Material representation, warranty, or covenant contained in this Agreement in any Material respect and such breach has not been cured within ten (10) days of written notice thereof, and the Sellers may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing in the event the Buyer is in breach of any Material representation, warranty, or covenant contained in this Agreement in any Material respect and such breach has not been cured within ten (10) days of written notice thereof;

                                    (III) the Buyer may terminate this Agreement
                  by giving written notice to the Sellers at any time prior to the Closing if the Closing shall not have occurred on or before May 15, 1998 by reason of the failure of any condition precedent under SECTION 7(A) hereof (unless the failure
                                  ------------
                  results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); or

                                    (IV) the Sellers may terminate this
                  Agreement by giving written notice to the Buyer at any time prior to the Closing if the Closing shall not have occurred on or before May 15, 1998 by reason of the failure of any condition precedent under SECTION 7(B) hereof (unless the
                                            ------------
                  failure results primarily from any Seller himself breaching any representation, warranty, or covenant contained in this Agreement)

                                    (V) the Sellers may terminate this Agreement
                  by giving written notice to the Buyer at any time prior to the Closing if the Initial Public Offering has been abandoned.

                 Nothing contained in this SECTION 9(A) shall alter, affect,
                                           ------------
modify or restrict either Parties' rights to rely on and/or seek indemnification for a breach of any of the representations and warranties and/or conditions or covenants of any of the Parties contained in this Agreement.

                           (B) EFFECT OF TERMINATION. If either Buyer or Sellers
                               ---------------------
terminate this Agreement pursuant to SECTION 9(A) above, all obligations of the
                                     ------------
Parties hereunder shall terminate without any Liability of any Party to any other Party.

                  10.      MISCELLANEOUS.
                           --------------

                           (A)      [RESERVED]

                           (B)      PRESS RELEASES AND ANNOUNCEMENTS.  Except as
                                    --------------------------------
may be required by applicable securities laws or stock exchange requirements, no Party shall issue any press release or public announcement relating to the subject matter of this Agreement prior to, at or about the Closing without the prior written approval of the Buyer and the Sellers, which written approval will not be unreasonably withheld; provided, however, that any Party may make any public disclosure it believes in good faith is required by law or regulation (in which case the disclosing Party will advise the other Parties prior to making the disclosure).

                           (C)      NO THIRD-PARTY BENEFICIARIES.  This
                                    ----------------------------
Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

                           (D)      ENTIRE AGREEMENT.  This Agreement (including
                                    ----------------
the documents referred to herein or signed by the Parties and delivered herewith) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof; provided, however, that unless and until the consummation of the purchase and sale transaction contemplated hereunder occurs, the Confidentiality Agreement attached hereto as EXHIBIT G shall remain in full force and effect.

                           (E)      SUCCESSION AND ASSIGNMENT.  This Agreement
                                    -------------------------
shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Sellers; provided, however, that the Buyer may (i) assign any or all of its rights and interests hereunder to a wholly-owned Subsidiary (in any or all of which cases the Buyer and Newco nonetheless shall remain liable and responsible for the performance of all of its respective obligations hereunder).

                           (F)      FACSIMILE/COUNTERPARTS.  This Agreement may
                                    ----------------------
be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                           (G)      DESCRIPTIVE HEADINGS.  The descriptive
                                    --------------------
section headings contained in this Agreement are inserted for convenience or reference only and shall not control or affect in any way the meaning, interpretation, or construction of any of the provisions of this Agreement.

                           (H)      NOTICES.  All notices, requests, demands,
                                    -------
claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Legacy or the Sellers:

                  Mr. Paul J. Puzzanghera
                  c/o Legacy Technology, Inc.
                  One Van de Graaff Drive
                  Burlington, Massachusetts  01803-5171
                  Tel:     (781) 273-5400
                  Fax:     (781) 273-4555
         with a copy to:

                  Parker Chapin Flattau & Kimpl, LLP
                  1211 Avenue of the Americas
                  New York, New York  10036
                  Attention:  Martin Weisberg, Esq.
                  Tel:     (212) 704-6000
                  Fax:     (212) 704-6288

         If to the Buyer:

                  AnswerThink Consulting Group, Inc.
                  1001 Brickell Bay Drive,  Suite 3000
                  Miami, Florida  33131
                  Attention:                Ted A. Fernandez
                  Tel:     (305) 375-8005
                  Fax:     (305) 375-8810

         with a copy to:

                  Hogan & Hartson, LLP
                  555 Thirteenth Street, NW
                  Washington, D.C.  20004
                  Attention:                Christopher J. Hagan, Esq.
                  Tel:     (202) 637-5771
                  Fax:     (202) 637-5910


     Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                           (I)      GOVERNING LAW.  ALL QUESTIONS CONCERNING THE
                                    -------------
CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

                           (J)      AMENDMENTS AND WAIVERS.  No amendment of any
                                    ----------------------
provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                           (K)      SEVERABILITY.  Any term or provision of this
                                    ------------
Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                           (L)      EXPENSES.  Each of the Parties and Legacy
                                    --------
will bear his, her or its own costs and expenses (including legal fees and expenses and investment banking fees) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers acknowledge and agree that Legacy has not borne or will bear any of the Sellers' costs and expenses (including any of its legal fees and expenses and investment banking fees) in connection with this Agreement or any of the transactions contemplated hereby.

                           (M)      CONSTRUCTION.  The language used in this
                                    ------------
Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant relating to the same subject matter as any other representation, warranty or covenant (regardless of the relative levels of specificity) which the Party has not breached, it shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

                           (N)      INCORPORATION OF EXHIBITS, ANNEXES, AND
                                    ---------------------------------------
SCHEDULES.  The Exhibits, Annexes, and Schedules identified in
---------
this Agreement are incorporated herein by reference and made a part hereof.

                           (O)      SPECIFIC PERFORMANCE.  Each of the Parties
                                    --------------------
acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.







                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

NEWCO:                               BUYER:

ANSWERTHINK ACQUISITION              ANSWERTHINK CONSULTING GROUP, INC.
SUB NO. 1, INC.


By:    /s/ TED A. FERNANDEZ          By: /s/ TED A. FERNANDEZ
       --------------------------        ---------------------------------------
       Ted A. Fernandez                  Ted A. Fernandez
       President                         President and Chief Executive Officer



                                     LEGACY:

                                     LEGACY TECHNOLOGY, INC.



                                     By:  /s/PAUL J. PUZZANGHERA
                                          --------------------------------------
                                          Paul J. Puzzanghera
                                          President and Chief Executive Officer



                                     SELLERS:


                                     /s/PAUL J. PUZZANGHERA
                                     -------------------------------------------
                                     Paul J. Puzzanghera


                                     /s/WALLACE MCKENZIE
                                     -------------------------------------------
                                     Wallace McKenzie


                                     /s/AL JETTE
                                     -------------------------------------------
                                     Al Jette


                      [ADDITIONAL SIGNATURES ON NEXT PAGE]

                                  ATTESTATIONS:


NEWCO:                                   BUYER:

ANSWERTHINK ACQUISITION                  ANSWERTHINK CONSULTING GROUP, INC.
SUB NO. 1, INC.


By:    /s/LUIS SAN MIGUEL                 By: /s/LUIS SAN MIGUEL
       -----------------------------          ----------------------------------
       Luis San Miguel                        Luis San Miguel
       Vice President and Treasurer           Executive Vice President and
                                              Chief Financial Officer



                                         LEGACY:

                                         LEGACY TECHNOLOGY, INC.



                                         By: /s/AL JETTE
                                             -----------------------------------
                                             Al Jette
                                             Treasurer

The Exhibits, Annexes, Tables and Schedules to this Agreement have not been included with this Registration Statement on Form S-1. AnswerThink will provide these exhibits, annexes, tables and schedules upon the request of the Securities and Exchange Commission.